Exhibit 10.1

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Execution Copy

SECOND AMENDED AND RESTATED LICENSE AGREEMENT

This Second Amended and Restated License Agreement (this “Agreement”) is made as of December 23, 2015 (the “Second Restated Effective Date”), by and between the Infectious Disease Research Institute, a Washington not-for-profit corporation having a place of business at 1616 Eastlake Ave. E., Suite 400, Seattle, WA 98102 (“IDRI”), and Immune Design Corp., a Delaware corporation having a place of business at 1616 Eastlake Ave. E., Suite 310, Seattle, WA 98102 (“Immune Design”). IDRI and Immune Design are herein referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, IDRI has developed certain adjuvant technologies useful for the improvement of efficacy of vaccines and other pharmaceutical products;

WHEREAS, Immune Design desires to obtain the exclusive rights from IDRI to utilize certain of such technologies in connection with its products in specified fields of use and territories and non-exclusive rights in other specified fields of use and territories, and to obtain non-exclusive rights to utilize certain other technologies in specified fields of use; and

WHEREAS, IDRI desires to grant such rights to Immune Design, under the terms set forth under this Agreement;

WHEREAS, IDRI and Immune Design are parties to that certain Amended and Restated License Agreement, dated as of November 5, 2010, effective as of July 10, 2008 (except as otherwise specified therein) (the “Original Agreement”); and

WHEREAS, the Parties desire to amend and restate the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable considerations, the receipt of which is hereby acknowledged, the Parties hereto mutually agree as follows:

AGREEMENT

1. DEFINITIONS. The following terms will have the meaning set forth below.

1.1 “Abandoned Licensed GLA Patent” shall have the meaning set forth in Section 8.1(b)(v).

1.2 “Abandoned Licensed SLA Patent” shall have the meaning set forth in Section 8.1(c)(v).

1.3 “Addendum No. 1” shall have the meaning set forth in Section 14.1.

1.4 “Additional Formulation” shall have the meaning set forth in Section 2.11(b).

1.5 “Affiliate” means a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with another person, corporation, partnership, or other entity. For the purposes of this Section 1.5, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of such entity, whether by the ownership of at least fifty percent (50%) of the voting stock of such entity, or by contract or otherwise.

1.6 “Agreement” shall have the meaning set forth in the Preamble.

1.7 “Approved SLA *** Products” shall have the meaning set forth in Section 3.5.

1.8 “*** License Agreement” shall mean the license agreement having an effective date of *** for the IDRI *** Patent Applications.

1.9 “Change of Control” means the (a) acquisition of at least fifty percent (50%) of the outstanding voting power of Immune Design by a Third Party by means of any transaction or series of related transactions, including, without limitation, any reorganization, merger, or consolidation, except where Immune Design’s shareholders of record as constituted immediately before such transaction will, immediately after such transaction together hold at least fifty percent (50%) of the outstanding voting power of the surviving or acquiring person or entity in such transaction, or (b) the sale of all or substantially all of the assets of Immune Design.

1.10 “Claim” shall have the meaning set forth in Section 12.3.

1.11 “Commencement” (and with correlative meaning, “Commence”) means, for the purpose of Sections 5.3(b), Section 6.1(b), Section 6.2, Section 6.4, and Schedule 4, the first dosing of the first human subject in a clinical trial using a Licensed Product.

1.12 “Control” means with respect to any material, invention, information or intellectual property right that a Party or its Affiliate has the right to grant to the other Party the access or license pursuant to Article 2, without violating the terms of any agreement or other arrangement with any Third Party.

1.13 “Deficiency” shall have the meaning set forth in Section 5.4.

1.14 “Deficiency Statement” shall have the meaning set forth in Section 5.4.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.15 “Developing Countries” means those countries defined *** as either *** or *** at the time of relevant application under Section 3.4 and/or Section 3.5.

1.16 “Developing Party” shall have the meaning set forth in Section 2.11(b).

1.17 “Dispute” shall have the meaning set forth in Section 13.1.

1.18 “Effective Date” means July 10, 2008.

1.19 “Exchange” shall have the meaning set forth in Section 9.5.

1.20 “Exclusive Cross License” shall have the meaning set forth in Section 2.10(a).

1.21 “Exclusive Option” shall have the meaning set forth in Section 2.2(a).

1.22 “FDA” means the U.S. Food and Drug Administration, or any successor entity thereto.

1.23 “First Commercial Sale” means, with respect to any Licensed Product, the first commercial sale to an independent Third Party by Immune Design, its Affiliate or sublicensee after obtaining the Regulatory Approval (to the extent necessary for the commercial sale) for such Licensed Product in such country.

1.24 “Formulation” means, as to one or more ingredients, e.g., a pharmaceutically acceptable solvent or excipient, those combinations of such ingredient(s) that are usefully combined with *** or *** for the purpose of placing *** or *** into a form, e.g., ***, that can be administered to a patient directly, and which can be combined with ***, e.g., ***, to thereby create a pharmaceutical product, e.g., ***.

1.25 “Formulation Exercise Period” shall have the meaning set forth in Section 2.11(b).

1.26 “Formulation Notice” shall have the meaning set forth in Section 2.11(b).

1.27 “Formulation ROFN” shall have the meaning set forth in Section 2.11(b).

1.28 “Fully Paid License” shall have the meaning set forth in Section 6.3(h).

1.29 “GAAP” means the Generally Accepted Accounting Principles as adopted by the U.S. Securities Exchange Commission, consistently applied by the Parties.

1.30 “GLA” means, other than ***, any chemical or compound identified as a glucopyranosyl lipid adjuvant (sometimes spelled glycopyranosyl lipid adjuvant) in any of *** or any of those patents and patent applications that claim a priority benefit thereto, including

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continuations-in-part patent and patent applications thereof (the “GLA Patent”), as well as all salts, and/or all physical forms including, bulk, isolated and mixtures of isomeric forms thereof, and derivatives of any of the foregoing as described in the GLA Patent.

1.31 “GLA Product” means any product comprising GLA that is at any time under research, development or commercialization by IDRI, its Affiliates, licensees, or sublicensees.

1.32 “IDRI” shall have the meaning set forth in the Preamble.

1.33 “IDRI Abandoned GLA Patents” shall have the meaning set forth in Section 8.1(b)(vii).

1.34 “IDRI *** Sublicense” shall have the meaning set forth in Section 2.6(b).

1.35 “IDRI *** Patent Applications” means ***, or any patent and patent applications that claims a priority benefit thereto, including any re-examinations, reissues, renewals, extensions and term restorations, and inventors’ certificates, continuations, continuations-in-part, continued prosecution, divisional and substitute applications thereof.

1.36 “IDRI Claims” shall have the meaning set forth in Section 12.1.

1.37 “IDRI Damages” shall have the meaning set forth in Section 12.1.

1.38 “IDRI Enforceable Patents” shall have the meaning set forth in Section 8.2(c)(i).

1.39 “IDRI Exclusive Field” means the treatment, prevention and diagnosis of any diseases and/or conditions identified in Schedule 1 attached hereto as “IDRI Exclusive Fields”.

1.40 “IDRI FMC Technology” means any and all technology owned by IDRI, or Controlled by IDRI, or any of its Affiliates as of ***, together with intellectual property rights thereon (including patents and patent applications), relating to (i) Formulations, (ii) methods of making or using Formulations of any GLA or SLA licensed under this Agreement, and/or (iii) data obtained in pre-clinical or clinical trials of pharmaceutical products containing GLA or SLA licensed under this Agreement.

1.41 “IDRI Indemnitees” shall have the meaning set forth in Section 12.1.

1.42 “IDRI Licensed Technology” means all IDRI FMC Technology, Licensed Patents and Licensed Know-How.

1.43 “IDRI Prosecuted GLA Patents” shall have the meaning set forth in Section 8.1(b)(vii).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.44 “IDRI Prosecuted SLA Patents” shall have the meaning set forth in Section 8.1(c)(i).

1.45 “IDRI Research Activities” shall have the meaning set forth in Section 2.5.

1.46 “Immune Design” shall have the meaning set forth in the Preamble.

1.47 “Immune Design Claims” shall have the meaning set forth in Section 12.2.

1.48 “Immune Design Damages” shall have the meaning set forth in Section 12.2.

1.49 “Immune Design Exclusive Field” means the treatment, prevention and/or diagnosis of any diseases or conditions identified in Schedule 1 attached hereto as “Immune Design Exclusive Fields”.

1.50 “Immune Design FMC Technology” means any and all technology developed by Immune Design, or Controlled by Immune Design or any of its Affiliates as of ***, together with intellectual property rights thereon (including patents and patent applications), relating to (i) Formulations, (ii) methods of making or using Formulations of any GLA or SLA licensed under this Agreement, and/or (iii) data obtained in pre-clinical or clinical trials of pharmaceutical products containing GLA or SLA licensed under this Agreement.

1.51 “Immune Design Indemnitees” shall have the meaning set forth in Section 12.2.

1.52 “Immune Design Product Patents” shall have the meaning set forth in Section 8.2(b)(i).

1.53 “Immune Design Prosecuted GLA Patents” shall have the meaning set forth in Section 8.1(b)(i).

1.54 “Immune Design Prosecuted SLA Patents” shall have the meaning set forth in Section 8.1(c)(vii).

1.55 “Immune Design Technology” shall have the meaning set forth in Section 10.3(a).

1.56 “IND” means an Investigational New Drug Application filed with the FDA or the equivalent application in any country outside the U.S. where a regulatory filing is required or obtained to conduct a clinical trial.

1.57 “Indemnified Party” shall have the meaning set forth in Section 12.3.

1.58 “Indemnifying Party” shall have the meaning set forth in Section 12.3.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.59 “Invention” means any method, process, manufacture, compound or composition of matter, whether or not patentable or copyrightable, or any improvement thereof.

1.60 “Joint Inventions” shall have the meaning set forth in Article 7.

1.61 “Licensed FMC Patents” shall have the meaning set forth in Section 8.1(a).

1.62 “Licensed Formulations” means all Formulations owned or Controlled by either Party as of *** and, with respect to Immune Design, are necessary or useful for Immune Design to practice the Licensed Patents pursuant to the licenses granted under this Agreement, including the license to an Option Indication if and when Immune Design exercises its option for such Option Indication, as set forth on Schedule 3 attached hereto.

1.63 “Licensed Know-How” means (a) all technical data, information, material and other know-how owned or Controlled by IDRI or its Affiliates as of *** that describes or is based upon the Licensed GLA Technology; (b) all technical data, information, material and other know-how in existence and Controlled by IDRI or its Affiliates as of *** that describes or is based upon the Licensed SLA Technology; and (c) all technical data, information, material and other know-how that is part of the IDRI FMC Technology.

1.64 “Licensed GLA Patents” means all (a) patents and patent applications listed on Exhibit A-1 and (b) claims of patents or patent applications Controlled by IDRI or its Affiliates that claim a use, composition, or method of manufacture of GLA that were conceived of and reduced to practice as of *** (provided, that if reduction to practice is solely the filing of a patent application with respect to such claims, then the reduction to practice of such claim shall be deemed to have occurred as of ***), and any of the following of the foregoing: (i) United States patents, re-examinations, reissues, renewals, extensions and term restorations, and inventors’ certificates; (ii) pending applications for United States patents, including provisional applications, continuations, continuations-in-part, continued prosecution, divisional and substitute applications; and (iii) foreign counterparts.

1.65 “Licensed GLA Product” means any product that contains GLA: (a) the making, using, importing, offering to sell or selling of which by Immune Design, its Affiliates or sublicensees would, but for the licenses granted herein, infringe any Valid Claim of any Licensed GLA Patent (treating, for such purpose, pending Valid Claims as if they had issued); or (b) that results from or uses the practice of Licensed Know-How or IDRI FMC Technology.

1.66 “Licensed GLA Technology” means any and all technology relating specifically and solely to the composition of matter of GLA.

1.67 “Licensed Patents” means the Licensed GLA Patents, the Licensed SLA Patents, the IDRI *** Patent Applications and any patents or patent applications containing Valid Claims applicable to the IDRI FMC Technology.

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1.68 “Licensed Product” means any Licensed GLA Product and any Licensed SLA Product.

1.69 “Licensed SLA Patents” means all (a) patents and patent applications listed on Exhibit A-2 and (b) claims of patents or patent applications Controlled by IDRI or its Affiliates that claim a use, composition, or method of manufacture of SLA that were conceived of and reduced to practice as of *** (provided, that if reduction to practice is solely the filing of a patent application with respect to such claims, then the reduction to practice of such claim shall be deemed to have occurred as of ***), and any of the following of the foregoing any of the following of the foregoing: (i) United States patents, re-examinations, reissues, renewals, extensions and term restorations, and inventors’ certificates; (ii) pending applications for United States patents, including provisional applications, continuations, continued prosecution, divisional and substitute applications; and (iii) foreign counterparts.

1.70 “Licensed SLA Product” means any product that contains SLA (a) the making, using, importing, offering to sell or selling of which by Immune Design, its Affiliates or sublicensees would, but for the licenses granted herein, infringe any Valid Claim of any Licensed SLA Patent (treating, for such purpose, pending Valid Claims as if they had issued); or (b) that results from or uses the practice of Licensed Know-How or IDRI FMC Technology.

1.71 “Licensed SLA Technology” means any and all technology owned or Controlled by IDRI relating specifically and solely to (a) the composition of matter of, and/or (b) the method of making or using, SLA.

1.72 “Licensed Technology” means any Licensed GLA Technology and any Licensed SLA Technology.

1.73 “Licensee” shall have the meaning set forth in Section 2.10(a).

1.74 “Licensor” shall have the meaning set forth in Section 2.10(a).

1.75 “Major Market Country” means any of the following countries: ***.

1.76 “NDA” means a New Drug Application filed pursuant to the requirements of the FDA, or the equivalent application or filing in a country other than the United States (as applicable).

1.77 “Negotiating Party” shall have the meaning set forth in Section 2.11(b).

1.78 “Net Sales” means the amount received by Immune Design or its Affiliate or its sublicensee for sales of Licensed Products to a Third Party less deductions for: (a) transportation charges and insurance; charges relating thereto; (b) sales and excise taxes, customs and any other governmental charges, all to the extent actually imposed upon the sale of the Licensed Products; (c) distributor or wholesaler fees, rebates or allowances actually granted or allowed, including

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government and managed care rebates; (d) quantity discounts, cash discounts or chargebacks actually granted, allowed or incurred in the ordinary course of business in connection with the sale of the Licensed Products; and (e) allowances or credits to customers (including allowances for bad debts, provided that any such deduction will be added back in the quarter in which the bad debt is subsequently collected), not in excess of the selling price of the Licensed Products, on account of governmental requirements, rejection, recalls or return of the Licensed Products. For clarity, Net Sales shall be calculated on the Licensed Product sold without regard to whether or not there are other active ingredients in or delivery devices sold as part of such Licensed Product.

Notwithstanding the foregoing, in the event a Licensed Product is sold in conjunction with another active component so as to be a combination product (whether packaged together or in the same therapeutic formulation), Net Sales of the Licensed Product shall be calculated by ***. In the event no such separate sales are made by either Party, its Affiliates or sublicensees, Net Sales of the combination product shall be calculated in a manner to be negotiated and agreed upon by the Parties, reasonably and in good faith, prior to any sale of such combination product, which shall be based upon the respective estimated commercial values of the proprietary active components of such combination product. The combination product adjustment to Net Sales permitted under this paragraph shall not apply to Net Sales made by sublicensees of Immune Design that were sublicensees ***.

1.79 “Non-Exclusive Cross License” shall have the meaning set forth in Section 2.10(b).

1.80 “Non-Exclusive Field” means the treatment, prevention and diagnosis of ***.

1.81 “Non-profit Entities” means government agencies or entities organized under applicable tax laws as a non-profit or public benefit organization or entities, including, without limitation, universities, governmental agencies such as ministries of health, multilateral organizations such as the World Health Organization or UNICEF, and non-governmental organizations operating for the provision of health care within the public health area.

1.82 “Non-Publishing Party” shall have the meaning set forth in Section 9.4.

1.83 “Option Criteria” means the pre-clinical or clinical data packages described on Schedule 4.

1.84 “Option Indications” means (a) with respect to GLA Products, the treatment, prevention and/or diagnosis of ***, and (b) with respect to SLA Products, the treatment, prevention and/or diagnosis of ***. For clarity, upon exercise of an Option Indication on the date of exercise any such GLA Product or SLA Product will become a Licensed GLA Product or Licensed SLA Product, respectively, and be subject to all terms and conditions for such products under this Agreement.

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1.85 “Original Agreement” shall have the meaning set forth in the Recitals.

1.86 “Party” shall have the meaning set forth in the Preamble.

1.87 “Patents” means all letters patents, patent applications and statutory invention registrations in any territory, as well as any and all substitutions, extensions, renewals, continuations, continuations-in-part, divisions, patents-of-addition and/or reissues thereof.

1.88 “Paying Party” shall have the meaning set forth in Section 6.5(a).

1.89 “Permitted Research Activities” means the IDRI Research Activities within the Immune Design Exclusive Field listed on Schedule 2 attached hereto.

1.90 “Phase I Clinical Trial” means a human clinical trial with a principal purpose of preliminarily determining the safety of a pharmaceutical product in healthy individuals or patients as required in 21 C.F.R. §312.21(a), or similar clinical study in a country other than the United States, and for which there are no primary endpoints related to efficacy.

1.91 “Phase II Clinical Trial” means a human clinical trial with a principal purpose of determining efficacy and dosing of a pharmaceutical products in patients with the disease being studied as described in 21 C.F.R. §312.21(b), or similar clinical study in a country other than the United States.

1.92 “Phase III Clinical Trial” means a human clinical trial with a principal purpose of establishing safety and efficacy of a pharmaceutical product in patients with the disease being studied as required in 21 C.F.R. §312.21(c) or similar clinical study in a country other than the United States. A Phase III Clinical Trial shall also include any other human clinical trial intended as a pivotal trial for Regulatory Approval purposes, or that results in data actually used to support the filing of a Marketing Approval Application, whether or not such trial is a traditional Phase III Clinical Trial.

1.93 “Publishing Party” shall have the meaning set forth in Section 9.4.

1.94 “Receiving Party” shall have the meaning set forth in Section 6.5(a).

1.95 “Regulatory Approval” means all necessary approvals (including supplements, amendments, pre- and post-approvals, pricing and reimbursement approvals), licenses, registrations or authorizations of any national, supra-national (e.g., the European Medicines Evaluation Agency), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, have been obtained for the manufacture, distribution, use or sale of that product in a regulatory jurisdiction.

1.96 “Restated Effective Date” means November 5, 2010.

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1.97 “Royalty Term” means, on a country-by-country and product-by-product basis, for each Licensed Product for a particular country, the period commencing on the First Commercial Sale of such Licensed Product in such country and ending upon the date that is the later of: (a) the expiration of the last-to-expire Valid Claim of Licensed Patents covering such Licensed Product in such country; and (b) the twelfth (12th) anniversary of the First Commercial Sale of such Licensed Product in any country.

1.98 “Second Restated Effective Date” shall have the meaning set forth in the Preamble.

1.99 “SLA” means any chemical or compound identified as a glucopyranosyl lipid adjuvant in any of *** or any of those patents and patent applications that claim a priority benefit thereto, including continuations-in-part patent and patent applications thereof (the “SLA Patent”), as well as all salts, and/or all physical forms including, bulk, isolated and mixtures of isomeric forms thereof, and derivatives of any of the foregoing as described in the SLA Patent.

1.100 “SLA Product” means any product comprising SLA that is at any time under research, development or commercialization by IDRI, its Affiliates, licensees, or sublicensees.

1.101 “Sole Inventions” shall have the meaning set forth in Section 7.1.

1.102 “Special Sublicense” shall have the meaning set forth in Section 2.6(a).

1.103 “Special Sublicensee” shall have the meaning set forth in Section 2.6(b).

1.104 “Sublicensee Revenue” means the non-royalty payments received by a Party or any of its Affiliates in consideration for the grant of a sublicense under the Licensed Patents or Licensed Know-How to a Third Party for any countries, including: (a) upfront fees; (b) milestone payments only to the extent not otherwise payable as specified in Section 6.2; and (c) non-cash payments (valued at fair market value) provided that, at the Party’s sole discretion, the Party may submit payments for such non-cash portion of the Sublicensee Revenue either in cash or in the same form of non-cash compensation received by the Party or its Affiliates. For clarity, Sublicensee Revenue shall exclude in any event: (w) any payments among the Party and its Affiliates; (x) royalties received from the sale of Licensed Products; (y) amounts received by the Party or any of its Affiliates that are attributable to other license or sublicense rights, supplying materials, providing services, reimbursement of expenses (except for expenses related to patents) incurred after the execution of the applicable sublicense agreement, reimbursement of payments or payment obligations of the Party or its Affiliates to Third Parties incurred or made after the execution of the applicable sublicense agreement, research and development activities performed or to be performed by the Party or its Affiliates, provided that if such amounts received exceed the fair market value of the activities performed or to be performed, such excess (and only such excess) shall be included as Sublicensee Revenue to the extent attributable to such sublicense; and (z) amounts received as equity investments in the Party or any of its Affiliates at fair market

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value, provided that any premium so received above such fair market value shall be included as Sublicensee Revenue to the extent attributable to such sublicense. For clarity, Sublicensee Revenue shall only include (1) in the case of Immune Design, amounts paid by first tier sublicensee(s) of Immune Design or its Affiliates and shall not include payments received by Immune Design or its Affiliates from other tier sublicensees (i.e., further sublicensees of the first tier sublicensee), and (2) in the case of IDRI, amounts paid by the Special Sublicensee.

1.105 “***” means any chemical or compound identified as a dual agonist in any of the *** or any of those patents and patent applications that claim a priority benefit thereto, including continuations-in-part and patent applications thereof (the “***”), as well as all salts, and /or physical forms including isolated and mixtures of isometric forms thereof.

1.106 “***” means compounds that comprise ***(“***”), an example of which is *** that has the structure shown in Exhibit D, namely, ***.

1.107 “Term” shall have the meaning set forth in Section 10.1.

1.108 “Third Party” means any entity other than IDRI or Immune Design or their respective Affiliates.

1.109 “U.S.” or “United States” means the United States of America and all of its territories and possessions.

1.110 “Valid Claim” means any claim: (a) of a pending patent application that has been filed and is being prosecuted in good faith, that has not been cancelled, withdrawn or abandoned, and that has not in any event been pending for more than *** since the priority date claimed by such patent application; or (b) of an issued, unexpired patent that has not: (i) been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken or has been taken within the time allowed for appeal; or (ii) been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

2. Grants of Licenses.

2.1 Licenses to Immune Design. As of the Second Restated Effective Date and subject to completion of the upfront cash payment required under Section 6.1(a)(iii), IDRI hereby grants to Immune Design and its Affiliates, with the right to grant sublicenses at one or more tier(s), subject to Section 2.3 below:

a) an exclusive (even as to IDRI), worldwide, royalty-bearing right and license under all of IDRI’s rights in the IDRI Licensed Technology to research, develop, make, have made, use, sell, offer for sale, import and export Licensed Products in the Immune Design Exclusive Field; and

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b) a non-exclusive, worldwide, royalty-bearing right and license under all of IDRI’s rights in the IDRI Licensed Technology to research, develop, make, have made, use, sell, offer for sale, import and export Licensed GLA Products in the Non-Exclusive Field.

2.2 Exclusive Option to Immune Design.

a) Option Exercise. Subject to the terms and conditions set forth herein, IDRI hereby grants Immune Design an exclusive right of first option (the “Exclusive Option”) to obtain an exclusive (even as to IDRI), worldwide, royalty-bearing right and license, with the right to grant sublicenses through multiple tiers, in accordance with Section 2.3, under all of IDRI’s rights in the IDRI Licensed Technology to research, develop, make, have made, use, sell, offer for sale, import and export Licensed Products in the Option Indications; subject to IDRI’s rights and obligations under Section 3.4. Immune Design shall either exercise or waive its Exclusive Option with respect to an Option Indication at any time within *** after the first to occur of the following (with respect to that Option Indication): (i) IDRI’s notification to Immune Design that an Option Indication meets the Option Criteria and delivery of the data package with respect to an Option Indication (it being understood that each Option Indication may satisfy more than one set of Option Criteria (as described in Section 6.1(a)(iv)), to the extent applicable); (ii) Immune Design’s unilateral election to exercise the Exclusive Option with respect to an Option Indication before the Option Criteria are met (or via a sponsored research agreement); (iii) IDRI’s notification to Immune Design that (1) *** with respect to an Option Indication or (2) *** with respect to an Option Indication. Once Immune Design has notified IDRI that it intends to exercise the Exclusive Option with respect to an Option Indication, all of IDRI’s rights with respect to such Option Indication will be exclusively licensed to Immune Design on the terms and subject to the conditions set forth herein and such Option Indication will be deemed included in the Immune Design Exclusive Field. In the event that GLA and SLA have the same Option Indication, Immune Design’s exercise of the Exclusive Option with respect to such Option Indication, shall be deemed an exercise as to both agents. The Exclusive Option is non-transferable by assignment or sublicense of all or any portion of this Agreement, except to a successor-in-interest of Immune Design in the case of the merger or acquisition of Immune Design or the sale of all or substantially all of the assets to which this Agreement relates. IDRI shall not be required to provide information in a data package if such information is subject to an obligation of confidentiality to a Third Party prohibiting such disclosure to Immune Design or such information is not otherwise available; provided, that if as a result Immune Design is not reasonably able to make a decision to obtain exclusive rights to the Option Indication, then the above-referenced *** period shall be not begin until Immune Design has received information that would reasonably permit Immune Design to make such decision. Further, Immune Design acknowledges that any data package provided with respect to an Option Indication may be anonymized or otherwise “coded,” if such anonymization or coding does not unreasonably adversely affect Immune Design’s ability to exercise the Exclusive Option.

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b) Research and Development Meetings. Twice each year, representatives from IDRI and Immune Design will meet to discuss areas of ongoing research and development by IDRI in the Option Indications (for so long as they remain Option Indications) and other ***. During such research and development meetings IDRI will describe all of its non-commercial research and development activities in any Option Indications in sufficient detail to Immune Design to enable Immune Design to consider whether to exercise an Option Indication under Section 2.2(a)(ii).

c) IDRI Covenants. All of IDRI’s rights to the Option Indications will be subject to the Exclusive Option. Until the Exclusive Option with respect to an Option Indication is either exercised or waived by Immune Design, IDRI may not partner with or license or transfer to, a Third Party any of IDRI’s or its Affiliates’ rights to any Option Indication or directly commercialize such Option Indication, other than to non-profit or governmental organizations to conduct non-commercial research and development subject to the potential triggering of Immune Design’s rights to the Exclusive Option in such Option Indication set forth in Section 2.2(a); provided that all research and development conducted pursuant to this Section 2.2(c) shall be conducted under an inter-institutional agreement that does not conflict with Immune Design’s rights under Section 2.2(a); provided, further, that IDRI shall notify Immune Design of the grant of such research and development rights and provide Immune Design with a true and complete copy of such inter-institutional agreement except that any economic provisions of that agreement may be redacted. For clarity, conducting a clinical trial is not a commercial activity under this Section 2.2(c).

2.3 Sublicenses by Immune Design. Immune Design shall, within thirty (30) days after granting any sublicense of its rights under Section 2.1 above, notify IDRI of the grant of such sublicense and provide IDRI with a true and complete copy of such sublicensing agreement. Each such sublicense agreement at any tier shall be consistent with the rights and licenses granted under this Agreement and shall include (a) confidentiality and non-use obligations that require the sublicensee to comply with confidentiality and non-use obligations with respect to the IDRI Licensed Technology similar to those in this Agreement; (b) the obligations in Section 3.4 with respect to the discussion and implementation of Humanitarian Assistance Programs; and (c) reporting and payment obligations consistent with Section 6.5 that enable Immune Design to comply with its obligations under Section 6.5. In addition, each first tier sublicensee shall agree to indemnify IDRI on terms equivalent to the indemnity provided by Immune Design in Section 12.1. The grant of any sublicense will not relieve Immune Design of its obligations under this Agreement and Immune Design shall continue to be responsible for the performance of the terms of this Agreement and, in particular but without limiting the above, making all payments due hereunder by reason of completion of any milestones or royalties payable in respect of any Licensed Products by any sublicensee.

2.4 IDRl’s Retained Rights. IDRI shall retain no rights under the IDRI Licensed Technology in the Immune Design Exclusive Field, except to the extent necessary to wind-down any activities ongoing pursuant to the Original Agreement prior to the Second Restated Effective Date that may be in the Immune Design Exclusive Field as provided in Section 2.5, and for the right to continue to conduct Permitted Research Activities.

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2.5 Existing Research by IDRI. Except for the Permitted Research Activities or as Immune Design may expressly agree in writing, promptly following the Second Restated Effective Date, but in no event later than ninety (90) days following the Second Restated Effective Date, IDRI shall terminate or otherwise bring to completion any internal, governmental and/or philanthropic grant-funded research conducted solely by IDRI or with any Third Party within the Immune Design Exclusive Field (the “IDRI Research Activities”).

2.6 Special Sublicense to IDRI.

a) License to IDRI. As of the Second Restated Effective Date, subject to the terms and conditions set forth herein, Immune Design hereby grants to IDRI a royalty-bearing, non-exclusive license (with a limited right to sublicense, as set forth in Section 2.6(b)) under Immune Design’s rights in the ***, to research, develop, make, have made, use, sell and offer for sale *** solely in the field of *** and solely in the country of *** (the “Special Sublicense”); provided, however, that IDRI shall only use *** in combination with one or more antigens as set forth in Section 3.2(c).

b) Sublicense by IDRI. IDRI shall have the right, within *** of the Second Restated Effective Date, to grant *** sublicense under the Special Sublicense to a party identified in writing to Immune Design on the Second Restated Effective Date (the “Special Sublicensee”). Within thirty (30) days after granting the sublicense to the Special Sublicensee under the Special Sublicense, IDRI shall notify Immune Design of the grant of such sublicense and provide Immune Design with a true and complete copy of such sublicense agreement (the “IDRI *** Sublicense”). The IDRI *** Sublicense shall be consistent with the rights and licenses granted under this Agreement and shall include (a) confidentiality and non-use obligations that require the sublicensee to comply with confidentiality and non-use obligations with respect to *** similar to those in this Agreement; (b) the obligations of IDRI set forth in Sections 3.2(c), 5.3 and 5.4; (c) the obligation to obtain the input and consent of Immune Design, which consent shall not be unreasonably withheld or delayed, prior to finalizing any protocol; (d) an obligation to promptly disclose all pre-clinical and clinical data to Immune Design; (e) publication review rights; and (f) reporting and payment obligations consistent with Section 6.5 that enable IDRI to comply with its obligations under Section 6.5. If the Special Sublicensee shall at any time breach any term or condition of its sublicense agreement that adversely affects Immune Design’s rights set forth in Section 2.1 or take any other action that, if taken by IDRI, would be considered a breach of this Agreement, and shall fail to have initiated and actively pursued remedy of any such default or breach within thirty (30) days after receipt of written notice thereof from IDRI, Immune Design may, at its option, require IDRI to immediately terminate any applicable rights or licenses granted to the Special Sublicensee under this Agreement by notice in writing to such effect. In addition, the Special Sublicensee shall agree to indemnify Immune Design on terms equivalent to the indemnity provided by IDRI in Section 12.2. The grant of the sublicense to the Special Sublicensee will not relieve IDRI of its obligations under this Agreement and IDRI shall continue to be responsible for the performance of the terms of this Agreement and, in particular but without limiting the above, making all

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payments due hereunder by reason of royalties payable in respect of any *** by the Special Sublicensee in ***. For clarity, it is understood and agreed that material transfer agreements consistent with the terms set forth in Exhibit C and providing for the provision and use of physical materials by the recipient will not be considered sublicenses unless they also contain additional sublicenses under any rights licensed by Immune Design to IDRI under this Section 2.6.

2.7 IDRI Manufacturing Covenants. IDRI shall (a) not sell, offer for sale, import or otherwise dispose of GLA or SLA Controlled by IDRI for use in the Immune Design Exclusive Field, (b) not intentionally supply or transfer GLA or SLA Controlled by IDRI to any person or entity that it knows will be using, selling, offering for sale, importing or otherwise disposing of GLA or SLA Controlled by IDRI in the Immune Design Exclusive Field without including provisions and remedies that restrict such person or entity from using GLA or SLA Controlled by IDRI for use in the Immune Design Exclusive Field, and (c) require its manufacturers to agree to the restrictions in clauses (a) and (b) of this Section 2.7.

2.8 Immune Design Manufacturing Covenants. Immune Design shall (a) not sell, offer for sale, import or otherwise dispose of GLA or SLA for use in the IDRI Exclusive Field, (b) not intentionally supply or transfer GLA or SLA to any person or entity that it knows will be using, selling, offering for sale, importing or otherwise disposing of GLA or SLA in the IDRI Exclusive Field without including provisions and remedies that restrict such person or entity from using GLA or SLA Controlled by IDRI for use in the IDRI Exclusive Field, and (c) require its manufacturers to agree to the restrictions in clauses (a) and (b) of this Section 2.8.

2.9 Joint Inventions. Subject to the exclusive licenses granted hereunder (to the extent applicable to a Joint Invention, as defined in Article 7), and to the protection of the other Party’s Confidential Information as provided in Article 9, each of the joint owners of Joint Inventions shall be entitled to practice any such Joint Inventions worldwide and to authorize others to do so, without requirement of consent from or accounting to the other owner of such Joint Inventions.

2.10 Cross-Licenses.

a) Each Party on behalf of itself and its Affiliates (the “Licensor”) hereby grants to the other Party (a “Licensee”) an exclusive (even as to the Licensor) fully-paid cross-license to any Patents owned or Controlled by Licensor claiming any Invention conceived and/or reduced to practice prior to *** to allow the Licensee to practice the Licensor’s Patents in the Licensee’s respective fields solely for a product containing GLA or SLA, as described herein (the “Exclusive Cross License”); provided, however, that an Invention under this Section 2.10(a) shall not include ***. The Exclusive Cross License obligation hereunder shall be binding on (and will benefit) all sublicensees or licensees of a Party.

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b) The Licensor hereby grants to the Licensee a non-exclusive fully-paid cross-license to Patents owned or Controlled by Licensor claiming any Invention conceived and/or reduced to practice after *** to allow the Licensee to practice the Licensor’s patent rights in the Licensee’s respective fields solely for a product containing GLA or SLA, as described herein (the “Non-Exclusive Cross License”); provided, however, that the Non-Exclusive Cross License does not extend to any intellectual property related to (i) Additional Formulations, the rights to which are addressed in Section 2.11 herein, or (ii) ***. The Parties shall use commercially reasonable efforts to ensure that the Non-Exclusive Cross License obligation hereunder is binding on (and will benefit) all sublicensees or licensees of a Party.

c) For clarity, the Exclusive Cross License and Non-Exclusive Cross License granted by IDRI shall include ***.

2.11 Licensed Formulations.

a) Disclosure of Licensed Formulations.

(i) Within *** after ***, the Parties shall meet and disclose to each other all previously undisclosed data concerning any Licensed Formulations (if any), and each Party shall provide the other Party a reasonable data package for each Licensed Formulation disclosed at such meeting to enable the other Party to use the Licensed Formulations; or

(ii) Within *** after ***, the Parties shall meet and disclose to each other all previously undisclosed data concerning any Licensed Formulations (if any), and each Party shall provide the other Party a reasonable data package for each Licensed Formulation disclosed at such meeting to enable the other Party to use such Licensed Formulations; provided, that if a Party makes the determination not to file a patent application with respect to a Licensed Formulation, then the aforementioned meeting and disclosure shall occur within *** of such determination; and provided further, that all such Licensed Formulations shall be disclosed within *** of the Second Restated Effective Date.

b) Right of First Negotiation for Additional Formulations. In addition to the licenses granted in Article 2, each Party (the “Negotiating Party”) shall have a right of first negotiation (the “Formulation ROFN”) with respect to the grant of a license to new Formulations developed by the other Party (the “Developing Party”) following the Second Restated Effective Date (each, an “Additional Formulation”) solely for use in the Negotiating Party’s respective fields and solely to the extent owned or Controlled by the Developing Party or its Affiliates. Upon development of an Additional Formulation, the Developing Party shall promptly, and in any event within *** after ***, provide the Negotiating Party of notice of the development of the Additional Formulation, setting forth in reasonable detail the Additional Formulation (the “Formulation Notice”). The Negotiating Party shall have *** after receipt of the Formulation Notice to notify the Developing Party that it intends to exercise the Formulation ROFN (the “Formulation Exercise Period”). Upon the Negotiating Party’s exercise of the

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Formulation ROFN, the Parties shall negotiate in good faith with each other for *** commercially reasonable terms of a license grant to the Additional Formulation solely for use in the Negotiating Party’s respective fields. If (i) the Parties are unable to reach agreement on definitive documentation of the license to the new Formulation during such *** period or (ii) the Formulation Exercise Period expires without exercise, the Developing Party shall be under no further obligation to license the Additional Formulation to the Negotiating Party. For clarity, the Formulation ROFN set forth in this Section 2.11(b) shall not be exercisable to the extent it may conflict with the Developing Party’s contractual obligations to Third Parties, as determined in good faith by the Developing Party.

2.12 No Other Licenses. Except as expressly set forth herein, neither Party shall have any right, title or interest in or to the other Party’s intellectual property. All licenses granted under the Original Agreement shall terminate as of the Second Restated Effective Date.

3. Development and Commercialization.

3.1 By Immune Design.

a) Pre-clinical Development of GLA and SLA. Immune Design shall have the sole responsibility and the sole discretion to conduct pre-clinical development in the Immune Design Exclusive Field of GLA and SLA, directly or through a Third Party, including IDRI, with the goal of ***.

b) Development and Commercialization of Licensed Products. Subject to Section 3.2(c), Immune Design shall have the sole responsibility and the sole discretion to research, develop and commercialize Licensed Product(s) in the Immune Design Exclusive Field.

c) Diligence. Immune Design shall use continuing commercially reasonable efforts to develop and commercialize Licensed Product(s) in the Immune Design Exclusive Field in accordance with its business, legal, medical and scientific judgments, and in undertaking investigations and actions required to obtain appropriate Regulatory Approval(s) necessary to market such Licensed Product(s). If IDRI believes that Immune Design (or its Affiliate or sublicensee) has failed to satisfy the diligence obligation under this Section 3.1(c) with respect to at least ***, IDRI shall proceed as follows: (i) IDRI shall provide Immune Design with written notice thereof, which notice shall describe the failure and the efforts, in IDRI’s view, needed to be taken by Immune Design to overcome the failure; (ii) if the Parties are unable to resolve a dispute under this Section 3.1(c) within *** after the date of IDRI’s notice, either Party shall have the right to refer the matter to arbitration under Section 13.2 to determine if Immune Design has failed to use the commercially reasonable efforts required under this Section 3.1(c) and, if so, what steps need to be taken by Immune Design, and how soon, to satisfy such obligation with respect to the Licensed Product identified by Immune Design; (iii) if the arbitrator determines that Immune Design has not satisfied its obligation, Immune Design shall have the right, within

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the timeframe determined by the arbitrator, to take the steps determined by the arbitrator to be required to satisfy such obligation; and (iv) if Immune Design does not take such steps within such timeframe (or it is subsequently decided by arbitration in accordance with Section 13.2 that Immune Design has failed to take such steps within such timeframe), IDRI may terminate this Agreement in accordance with Section 10.2(b), but without the need for the additional *** cure period stated in Section 10.2(b). Termination in accordance with the foregoing procedure shall be IDRI’s sole and exclusive remedy for breach of this Section 3.1(c).

d) Sponsored Research. In lieu of the diligence obligations of Immune Design set forth in Section 3.1(c) above with respect to an Option Indication, Immune Design will engage IDRI to perform sponsored research, on customary terms, in support of that Option Indication for at least ***, but not more than ***, for a period of ***. The FTE rate for sponsored research shall be $*** per ***.

3.2 By IDRI.

a) Development and Commercialization of *** in ***. IDRI shall be solely responsible for the development and commercialization of its, its Affiliates or the Special Sublicensee’s *** in *** in accordance with the Special Sublicense pursuant to the provisions of such Special Sublicensee agreement as set forth in Section 2.6(b), including without limitation providing Immune Design with data from clinical trials.

b) Development and Commercialization of ***. IDRI shall not, directly or through a Third Party, develop and commercialize ***, whether solely or in combination with other active ingredients or products.

c) No Use of GLA or SLA as a Single Agent. IDRI shall not, either directly or indirectly (including via a Third Party), knowingly facilitate the development, manufacture, sale, transfer, marketing or other availability of GLA or SLA as a “single agent” product for ***. IDRI shall only develop, sell or otherwise make available (and/or allow to be developed, sold or made available) GLA and/or SLA in combination or in conjunction with ***. For clarity, if the combination or conjunction of GLA or SLA, as applicable, *** does not require contemporaneous administration, then the development of, and any ultimate regulatory approval for, such *** product shall not include treatment as a single agent and shall require administration of such *** as part of the treatment regime. Further, to the extent IDRI (or a partner/sublicensee) develops a single-agent therapy solely for ***, IDRI shall, and shall require any such partner/sublicensee to, use best efforts to prevent such single-agent product from being administered, marketed or made available for ***. For the avoidance of doubt, the obligations under the provisions of this Section 3.2(c) shall be included in any relevant agreement between IDRI and any Affiliate or Third Party.

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3.3 Reporting. Immune Design shall keep IDRI informed in a timely manner as to the progress of the development of the Licensed Product(s), and IDRI shall keep Immune Design informed on a *** basis on the progress of any and all *** that are covered by the Special Sublicense. On a *** basis, (a) Immune Design shall provide IDRI with a written report summarizing the activities undertaken by it or its Affiliate or sublicensee for the research and/or development of Licensed Product(s), and (b) notwithstanding the Special Sublicensee’s direct obligations to Immune Design, IDRI shall provide Immune Design with a written report summarizing the activities undertaken by it or its Affiliate or the Special Sublicensee for the research and/or development of any *** that are covered by the Special Sublicense, each such report including without limitation the status of clinical trials and Regulatory Approvals received for each such product(s). The Party receiving such reports shall have the right to request additional detail or documentation with respect to such reports for the purposes of verifying the information or progress identified in any reports provided hereunder. Such reports shall be deemed Confidential Information of the Party providing such report, and the other Party shall have the right to use such reports and the information contained therein solely for its internal research purposes and for no other purpose whatsoever.

3.4 Humanitarian Assistance Program. Immune Design acknowledges IDRI has a global access strategy in association with various foundations and funders working in global health that, among other things, guides IDRI in developing affordable and accessible technology for the developing world. At any time following approval of a Licensed Product owned or Controlled by Immune Design in ***, IDRI may request that Immune Design use commercially reasonable efforts to institute commercially affordable and accessible humanitarian or patient assistance programs for the Licensed Product in ***. Promptly following a request by IDRI, Immune Design shall meet and discuss with IDRI the implementation of such programs and Immune Design shall use commercially reasonable efforts to implement commercially affordable and accessible humanitarian or patient assistance programs with respect to the Licensed Product in ***, taking into account, inter alia, that GLA or SLA may only be one component of a Licensed Product with other agents. Immune Design shall use commercially reasonable efforts to include an obligation materially consistent with this Section 3.4, on any sublicensee of the rights licensed to Immune Design under Article 2.

3.5 Approved SLA *** Products. Upon request by IDRI, Immune Design shall use commercially reasonable efforts to make available and/or distribute in *** Licensed SLA Products that have been approved for *** uses in *** (the “Approved SLA *** Products”); provided, that (a) IDRI uses commercially reasonable efforts to identify potential distributors in these countries for Approved SLA *** Products, (b) Immune Design shall not be required to obtain approval for the Approved SLA *** Products in ***, (c) Immune Design obtains assurances from the distributor that the Approved SLA *** Products will be appropriately maintained, distributed, prescribed and used (and such distributor complies in all respects with such assurances), (d) the Approved SLA *** Product has been sold for at least *** in ***, and (e) Immune Design obtains other customary terms and conditions from the distributor for a Third Party distribution agreement. Without limiting the foregoing, Immune Design shall provide an IDRI affiliate in a *** with the first opportunity to serve as the distributor for the Approved SLA *** Products in such ***.

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3.6 Technology Transfer

a) By Each Party for Licensed Formulations. Promptly following the Second Restated Effective Date, each Party will at its expense cause one (1) of its knowledgeable personnel to meet in Seattle for no more than thirty (30) business days (unless extended, which agreement to extend shall not be unreasonably withheld or delayed) with (or otherwise to communicate with, as the Parties may mutually agree) the other Party’s designated personnel, to transfer to the other Party (or its designee) all reasonably available information constituting Licensed Know-How that (a) describes or is based upon IDRI FMC Technology or Immune Design FMC Technology, as applicable, in the Licensed Formulations and (b) has not been previously transferred to the other Party. Before disclosing or licensing to the other Party any Third Party technology or intellectual property included in the IDRI FMC Technology or Immune Design FMC Technology, as applicable, related to the Licensed Formulation, the disclosing Party shall notify the other Party of any royalties, milestones or other compensation that would be payable to such Third Party based on the activities of the other Party or its sublicensees in connection with the licenses granted to the other Party under Section 2.2 or Section 2.11. Such technology and intellectual property shall not be included in the IDRI FMC Technology or Immune Design FMC Technology, as applicable, unless the other Party agrees in writing to pay all such royalties, milestone payments and other compensation attributable to the activities of the other Party or its sublicensees in connection with the licenses granted to IDRI or Immune Design, as applicable, under this Agreement.

b) By IDRI. Promptly after the exercise of the Exclusive Option or the Formulation ROFN by Immune Design, as applicable, IDRI will at its expense cause one (1) of its knowledgeable personnel to meet in Seattle for no more than three (3) business days (unless extended, which agreement to extend shall not be unreasonably withheld or delayed) with (or otherwise to communicate with, as the Parties may mutually agree) Immune Design’s designated personnel, to transfer to Immune Design (or its designee) all reasonably available information constituting Licensed Know-How that (a) describes or is based upon IDRI FMC Technology in the Option Indication or with respect to an Additional Formulation existing as of the date of exercise of the Exclusive Option or the Formulation ROFN, respectively, and (b) has not been previously transferred to Immune Design. Before disclosing or licensing to Immune Design any Third Party technology or intellectual property included in the IDRI FMC Technology related to the Exclusive Option or the Formulation ROFN, IDRI shall notify Immune Design of any royalties, milestones or other compensation that would be payable to such Third Party based on the activities of Immune Design or its sublicensees in connection with the licenses granted to Immune Design under Section 2.2 or Section 2.11. Such technology and intellectual property shall not be included in the IDRI FMC Technology unless Immune Design agrees in writing to pay all such royalties, milestone payments and other compensation attributable to the activities of Immune Design or its sublicensees in connection with the licenses granted to IDRI under this Agreement.

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c) By Immune Design. Promptly after the exercise of the Formulation ROFN by IDRI, Immune Design will at its expense cause one (1) of its knowledgeable personnel to meet for no more than one (1) business day (unless extended, which agreement to extend shall not be unreasonably withheld or delayed) in Seattle with (or otherwise to communicate with, as the Parties may mutually agree) IDRI’s designated personnel, to transfer to IDRI (or its designee) all reasonably available information constituting Immune Design FMC Technology to facilitate IDRI’s making, using, researching, developing and commercializing GLA Products or SLA Products for the Additional Formulation. Before disclosing or licensing to IDRI any Third Party technology or intellectual property included in the Immune Design FMC Technology related to the Formulation ROFN, Immune Design shall notify IDRI of any royalties, milestones or other compensation that would be payable to such Third Party based on the activities of IDRI or its sublicensees in connection with the licenses granted to IDRI under Section 2.11. Such technology and intellectual property shall not be included in the Immune Design FMC Technology unless IDRI agrees in writing to pay all such royalties, milestone payments and other compensation attributable to the activities of IDRI or its sublicensees in connection with the licenses granted to IDRI under this Agreement.

d) No Additional Information Exchange. Except as described in Sections 3.6(a), 3.6(b) and 3.6(c), with respect to the Licensed Formulations, an Additional Formulation and the Option Indications, as of the Second Restated Effective Date, neither Party shall be obligated to conduct any further technology transfer of the Licensed Technology.

4. Reserved.

5. Regulatory; Safety.

5.1 General. As between Immune Design and IDRI, Immune Design shall be solely responsible and shall have the sole discretion for the regulatory filings for Licensed Products in the Immune Design Exclusive Field pursuant to the license it received under Section 2.1, shall own all such filings and all Regulatory Approvals obtained therefrom, and shall have the sole authority to communicate with the Regulatory Authorities with regard to such filings. In addition, each of Immune Design and IDRI shall have discretion to submit regulatory filings for Licensed GLA Products in the Non-Exclusive Field. Each Party shall own all such filings made by it and all Regulatory Approvals obtained therefrom and shall have the sole authority to communicate with the Regulatory Authorities with regard to such filings. For clarity, each of Immune Design and IDRI shall have discretion to submit regulatory filings for their respective ***. Each Party shall own all such filings made by it and all Regulatory Approvals obtained therefrom and shall have the sole authority to communicate with the Regulatory Authorities with regard to such filings. Further IDRI shall have the right to submit regulatory filings for the ***. IDRI shall own all such filings made by it and all Regulatory Approvals obtained therefrom and shall have the sole authority to communicate with the Regulatory Authorities with regard to such filings; provided however that IDRI shall grant in accordance with the license rights granted hereunder, the right of reference to the DMF to Immune Design.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.2 Regulatory Assistance. Pursuant to Section 3.6, each Party shall share with the other Party pre-clinical data and clinical data related solely to GLA and/or SLA obtained by such Party in its field for regulatory filing support to be submitted by the other Party in the other Party’s field, provided that: (a) such provision is necessary to support comparable filings for products comprising GLA or SLA by the other Party with Regulatory Authorities in such other Party’s field; and (b) such Party is legally able to provide such access to such other Party. Each Party shall have the right to cross-reference the regulatory filings of the other Party, to the extent allowed under applicable laws. However, neither Party may use the data received from the other Party as the basis for its own regulatory filings, without the Parties’ agreeing upon further compensation to the providing Party for such use. Furthermore, such provision of data shall not be construed as granting the Party receiving such data any right in the active ingredient contained in such product other than GLA or SLA. The regulatory filings and data disclosed between the Parties under this Section 5.2 shall be deemed Confidential Information of the disclosing Party, and the receiving Party shall not use such disclosure received from the other Party for any reason other than expressly stated herein. All pre-clinical and clinical data included in the IDRI FMC Technology or Immune Design FMC Technology shall be treated in accordance with this Section 5.2.

5.3 Safety.

a) Product Complaint and Adverse Events Files. Immune Design shall maintain all product complaint and adverse events files generated in or received for the Licensed Products. IDRI shall maintain all product complaint and adverse events files generated in or received for the GLA Products or SLA Products. Each Party shall be responsible for sharing with the other Party copies of all such product complaints in accordance with commercially reasonable practices of similarly situated companies and adverse events as set forth in Section 5.3(c).

b) Safety Database. After the Commencement of the first human clinical trial using a Licensed Product, Immune Design or its Affiliates shall maintain or have maintained a single safety database of all adverse events reported with respect to GLA or SLA, including those reported during the conduct of clinical trials, those reported as spontaneous, post-marketing adverse events or those resulting from a product complaint.

c) Safety Data Sharing Agreement. The Parties shall, within thirty (30) days of the Second Restated Effective Date, enter into a safety data exchange agreement on customary terms, for their respective (and to the extent permissible under existing agreements, their respective partners’) clinical use of GLA and SLA, and thereafter, shall use commercially reasonable efforts to require all Third Parties who have access to GLA or SLA for clinical use to execute a safety data sharing agreement in a form substantially consistent with the safety data exchange agreement to be entered by the Parties.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.4 Manufacturers. Other than with the manufacturers identified on Exhibit E, IDRI shall not enter into any agreement for the manufacture of *** for IDRI by a Third Party manufacturer, other than (a) with respect to limited-quantity production for purposes of evaluation by IDRI of the manufacturer, and/or by the manufacturer of IDRI, as to the propriety of IDRI’s engaging such manufacturer and (b) in instances in which a prior notice under this Section 5.4 has been given by IDRI to Immune Design with respect to the same manufacturer or one of its Affiliates, unless IDRI has first obtained Immune Design’s approval of such manufacturer for such purpose, which approval (i) shall not be unreasonably withheld or delayed and (ii) shall not in any case be withheld or delayed based on any reason other than a Deficiency, as defined below. Upon receipt of such notice, Immune Design shall have a period of *** in which either to approve such manufacturer or to provide to IDRI a written statement of reasons, based upon all reasonably available information (which shall be stated in such notice by Immune Design) believed by Immune Design in good faith to be credible and to bear directly upon a Deficiency applicable to such manufacturer (a “Deficiency Statement”). If Immune Design does not deliver any such Deficiency Statement within such *** period, it shall be deemed to have approved the manufacturer. Any disputes under this provision as to the propriety of any Deficiency Statement shall be promptly resolved pursuant to Section 13.2 without the requirement to attempt to first resolve the dispute under Section 13.1; provided, however, that there shall be ***. Any such resolution finding that Immune Design’s Deficiency Statement was erroneous or otherwise unreasonable shall constitute an approval of the manufacturer by Immune Design for purposes of this Section 5.4. If the parties fail to agree *** within *** after the dispute is referred to arbitration, then *** pursuant to the arbitration rules referenced in Section 13.2; provided, that ***. As used herein, “Deficiency” means any of the following: (w) ***, (x) ***, (y) ***, or (z) ***. For clarity, no geographical, cultural, commercial or competitive consideration that is not founded upon the considerations listed in clauses (w) through (z) above will be eligible to be a Deficiency.

6. Payments.

6.1 Upfront Payment.

a) Cash.

(i) Following the Effective Date, Immune Design paid IDRI a one (1)-time upfront non-refundable, non-creditable license fee in the aggregate amount of *** dollars ($***).

(ii) Following the Restated Effective Date, Immune Design paid IDRI a one (1)-time license fee in the aggregate amount of *** dollars ($***) for ***.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iii) In consideration of the rights and licenses granted in this Agreement, Immune Design shall pay IDRI an additional one (1)-time upfront non-refundable, non-creditable license fee in the amount of two million two hundred and twenty-five thousand dollars ($2,250,000) within thirty (30) days after the Second Restated Effective Date.

(iv) If Immune Design exercises the Exclusive Option with respect to one or more Option Indications pursuant to Section 2.2(a), then Immune Design shall pay a single, one (1) time up-front option fee for each Option Indication for which Immune Design has exercised the Exclusive Option, based on the stage of development, as follows:

Stage Of Development	Option Fee
***	$	*	**
***	$	*	**
***	$	*	**

b) Equity. For clarity, this Section 6.1(b) restates consideration paid to IDRI in connection with the Original Agreement on the Effective Date and the Restated Effective Date, respectively. All such consideration has been paid prior to the Second Restated Effective Date.

(i) Following the Effective Date, Immune Design issued to IDRI *** shares of Immune Design common stock representing the number of shares of Immune Design’s common stock equal to *** percent (***%) of Immune Design’s outstanding stock, on a fully diluted basis (i.e., including shares issued under the Immune Design equity incentive plan) as of the Effective Date pursuant to the capitalization table attached as Exhibit C to the Original Agreement. Immune Design represents and warrants to IDRI that to the extent other licensors of technology to Immune Design or its Affiliates have before, on, or within *** following the Effective Date, received equity of Immune Design, such licensors received common stock (and not preferred stock) of Immune Design on substantially the same terms and conditions as IDRI.

(ii) Following the Restated Effective Date, Immune Design issued to IDRI an additional *** shares of Immune Design common stock subject to IDRI’s execution of a standard common stock purchase agreement in the form provided by Immune Design.

6.2 Milestone Payments.

a) First Licensed Product in the Immune Design Exclusive Field. Subject to Sections 6.2(f) and (g), and other than for Option Indications (which are accounted for solely in Section 6.2(e)), Immune Design shall pay IDRI the following one (1)-time milestone payments within *** after the first time the applicable milestone event has been achieved by Immune Design, its Affiliate or its sublicensee for the first Licensed Product in the Immune Design Exclusive Field:

(i)*** for the *** for the first such Licensed Product in ***;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)*** for the *** for the first such Licensed Product in ***;

(iii)*** for the *** for the first such Licensed Product in ***;

(iv)*** for *** for the first such Licensed Product in the Immune Design Exclusive Field; and

(v)*** for *** of such a Licensed Product in ***.

b) Subsequent Licensed Products in the Immune Design Exclusive Field. Subject to Section 6.2(f) and (g), and other than for Option Indications (which are accounted for solely in Section 6.2(e)), Immune Design shall pay IDRI the following milestone payments within *** after the first time the applicable milestone event has been achieved by Immune Design, its Affiliate or its sublicensee for each subsequent Licensed Product either in the Immune Design Exclusive Field:

(i)*** for the *** for each such subsequent Licensed Product in ***;

(ii)*** for the *** for each such subsequent Licensed Product in ***;

(iii)*** for the *** for each such subsequent Licensed Product in ***;

(iv)*** for each such subsequent Licensed Product in the Immune Design Exclusive Field; and

(v)*** for *** of such a subsequent Licensed Product in ***.

c) First Licensed GLA Product in the Non-Exclusive Field. Subject to Section 6.2(f) and (g), and other than for Option Indications (which are accounted for solely in Section 6.2(e)), Immune Design shall pay IDRI the following one (1)-time milestone payments within *** after the first time the applicable milestone event has been achieved by Immune Design, its Affiliate or its sublicensee for the first Licensed GLA Product in the Non-Exclusive Field:

(i)*** for the *** for the first such Licensed GLA Product in ***;

(ii)*** for the *** for the first such Licensed GLA Product in ***;

(iii)*** for the *** for the first such Licensed GLA Product in ***;

(iv)*** for *** for the first such Licensed GLA Product; and

(v)*** for *** of such a Licensed GLA Product in ***.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

d) For Each Subsequent Licensed GLA Product in the Non-Exclusive Field. Subject to Section 6.2(f) and (g), and other than for Option Indications (which are accounted for solely in Section 6.2(e)), Immune Design shall pay IDRI the following milestone payments within *** after the first time the applicable milestone event has been achieved by Immune Design, its Affiliate or sublicensee for each subsequent Licensed GLA Product in the Non-Exclusive Field:

(i)*** for *** for each subsequent such Licensed GLA Product in ***;

(ii)*** for *** of the first *** for each subsequent such Licensed GLA Product in ***;

(iii)*** for *** of the first *** for each subsequent such Licensed GLA Product in ***;

(iv)*** for *** for each subsequent such Licensed GLA Product; and

(v)*** for *** of such a subsequent Licensed GLA Product in ***.

e) Option Milestones. Subject to Section 6.2(g), Immune Design shall pay the following milestone payments within *** after the first time the applicable milestone event has been achieved by Immune Design, its Affiliate or sublicensee for each Licensed Product within an Option Indication for which Immune Design has exercised the Exclusive Option. For purposes of clarity, Sections 6.2(a) – (d) and (f) do not apply with respect to the Option Indications:

(i)*** for the *** for the first such Licensed Product in ***;

(ii)*** for the *** for the first such Licensed Product in ***;

(iii)*** for the *** for the first such Licensed Product in ***;

(iv)*** for *** of such a Licensed Product in ***; and

(v)*** for *** of such a Licensed Product in ***.

f) Applicability of Multiple Milestone Provisions. If the occurrence of a milestone event as to a Licensed Product would generate milestones under more than one of clauses (a) through (d) of this Section 6.2 (e.g., where a Licensed SLA Product in the Immune Design Exclusive Field covered by clause (a) is also a Licensed GLA Product covered by clause (c)), the total milestone that will accrue with respect to such event for that Licensed Product shall be equal to *** % of the total of the two (2) milestones stated for such Licensed Product under the applicable clauses. By way of illustration, in the foregoing example, ***, so the total milestone called for under this Section 6.2 for such milestone event for that Licensed Product would be ***.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

g) Reduction of Milestone Payments for ***. For clarity, any milestone payment obligations due to IDRI under this Section 6.2 shall be reduced by *** percent (***%) for any milestone payable by Immune Design or its sublicensees for Licensed Products where such milestone payment obligation is also due payable under the *** for a Valid Claim of the licensed ***.

h) General Intent. For clarity, the milestone payment obligations set forth in this Section 6.2 do not apply to achievement of such milestone events by a sublicensee of Immune Design (or its Affiliates); however, IDRI receives payments for the success of certain Licensed Products developed by sublicensees by the payment of a portion of Sublicensee Revenue under Section 6.4 below. Furthermore, each milestone payment set forth under Sections 6.2(a) through 6.2(e) above (as applicable) shall be due only once for ***. For purposes of this Article 6, any product used for *** or for ***, as applicable, shall be deemed the ***. Additionally, no milestone payments are owed by Immune Design or its Affiliates on account of ***.

6.3 Royalty Payments.

a) By Immune Design for Licensed Products in the ***. Subject to clauses (d), (f) and (g) of this Section 6.3, during the Royalty Term, Immune Design, its Affiliates and its sublicensees will pay to IDRI royalties in the following amounts with respect to Net Sales of Licensed Product in the ***:

(i) if the Licensed Product is comprised of ***, *** percent (***%) of such Net Sales of Licensed Products for ***, or

(ii) if the Licensed Product is comprised of ***, *** percent (***%) of such Net Sales of Licensed Products for ***; provided that

(iii) if the Licensed Product is comprised of ***, *** percent (***%) of such Net Sales of Licensed Products for ***.

b) By Immune Design for Other Licensed *** Products. Subject to clauses (d), (f) and (g) of this Section 6.3, during the Royalty Term, Immune Design, its Affiliates and its sublicensees will pay to IDRI royalties in the following amounts with respect to Net Sales of Licensed *** Products not covered by the provisions of clause (a) above (other than for ***):

(i) if the Licensed Product is comprised of ***, *** percent (***%) of such Net Sales of Licensed Products; or

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii) if the Licensed Product is comprised of ***, *** percent (***%) of such Net Sales of Licensed Products ***.

c) By Immune Design for Licensed Products within ***. Subject to clauses (d), (f) and (g) of this Section 6.3, during the Royalty Term, Immune Design, its Affiliates and its sublicensees will pay to IDRI royalties in the following amounts with respect to Net Sales of each Licensed Product within ***:

(i)*** percent (***%) of such Net Sales of Licensed Products within *** less than ***;

(ii)*** percent (***%) of such Net Sales of Licensed Products within *** between *** and ***; or

(iii)*** percent (***%) of such Net Sales of Licensed Products within *** greater than ***.

d) Reduction of Royalty Payments for ***. For clarity, any royalty payment obligations due to IDRI under this Section 6.3 shall be reduced by *** percent (***%) for any royalty payable by Immune Design or its sublicensees for Licensed Products where such royalty payment obligation is also due payable under the *** for a Valid Claim of the licensed ***.

e) By IDRI for Licensed *** Products. Subject to clauses (f) and (g) of this Section 6.3, during the Royalty Term, IDRI, its Affiliates and the Special Sublicensee will pay to Immune Design royalties in the following amounts with respect to Net Sales of each Licensed *** Product in the ***:

(i)*** percent (***%) of such Net Sales of Licensed *** Products in *** less than ***;

(ii)*** percent (***%) of such Net Sales of Licensed *** Products in *** between *** and ***; or

(iii)*** percent (***%) of such Net Sales of Licensed *** Products in *** greater than ***.

For clarity, Immune Design shall not owe any royalty to IDRI on account of any Licensed Product for which IDRI owes Immune Design royalties under this Section 6.3(e).

f) Post-Patent Term Royalties. If the making, using, importing, offering to sell or selling of a Licensed Product would have been covered at any time following the Effective Date by one or more Valid Claims of Licensed Patents in a nation, and such Licensed Product is sold in such nation following the expiration, abandonment, or invalidation in such nation of all such Valid Claims, the royalty rate that would otherwise be applicable under this

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 6.3 during the Royalty Term as to the Net Sales so generated shall be reduced by *** percent (***%) (e.g., ***); provided, however, that the prior rate will be restored as to subsequent Net Sales during the Royalty Term, if, when and for so long as Valid Claims of Licensed Patents again become applicable to such Licensed Product in such nation.

g) Applicability of Multiple Royalty Provisions. If Net Sales of a Licensed Product would call for multiple royalty rates under this Section 6.3 (e.g., ***), the royalty rate with respect to such Net Sales shall be ***. By way of illustration, in the foregoing example, ***, so the royalty rate for such Licensed Product under this Section 6.3 would be *** percent (***%).

h) General Intent. The applicable royalty rate will be the same from *** and from *** regardless of the number of such Valid Claims of the Licensed GLA Patents or Licensed SLA Patents claiming such Licensed Product, or the types of Licensed Know-How licensed to Immune Design relating to such Licensed Product. After the expiration of the Royalty Term for a particular Licensed Product in a particular country, the license granted in Article 2 for such Licensed Product for such country shall become perpetual, irrevocable and fully-paid (each, a “Fully Paid License”).

6.4 Sublicense Payments. Each Party and its Affiliates shall pay the other Party the following percentage of any Sublicensee Revenue each receives within *** of receipt of such Sublicensee Revenue, based on the most advanced stage of development of any Licensed Product covered by the applicable sublicense agreement, at the time such sublicense agreement is first entered:

Stage of Licensed Product when Sublicensed	Percentage of Sublicensee Revenue
***	***%
***	***%
***	***%

However, the percentage of Sublicensee Revenue received by (a) Immune Design or any of its Affiliates for ***, or (b) IDRI or any of its Affiliates for ***, in each case in consideration for the grant of a sublicense by such Party under the Licensed Patents or Licensed Know-How to a Third Party shall be ***. Notwithstanding this Section 6.4 to the contrary, neither Immune Design nor its Affiliate shall owe a payment under this Section 6.4 on account of Sublicensee Revenue that is paid to Immune Design or its Affiliate for which a milestone payment is owed under Sections 6.2(a) through (e), above.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.5 Reports and Payments.

a) Reports. Within *** after the end of the calendar quarter in which the First Commercial Sale of a Licensed Product in any country occurs, and each calendar quarter thereafter, each Party (the “Paying Party”) will send to the other Party (the “Receiving Party”): (i) payments of all royalties owed to the Receiving Party for such quarter; and (ii) a report of Net Sales of such Licensed Product in sufficient detail on a country-by-country basis to permit confirmation of the accuracy of the royalty payment made, including the number of such Licensed Product sold, the gross sales and Net Sales of such Licensed Product, the royalties payable (in dollars), the method used to calculate the royalty, and the exchange rates used.

b) Payments. All references to “dollars” or “$” means the legal currency of the United States. All amounts due to Receiving Party by the Paying Party under this Agreement will be paid in dollars by wire transfer in immediately available funds to an account designated by the Receiving Party in Exhibit B. If any currency conversion will be required in connection with any payment or accounting of costs and expenses under this Agreement, such conversion will be made by using the exchange rate for the purchase of dollars as published in The Wall Street Journal, Western Edition, on the last business day prior to the date on which such payment is made. If the Paying Party is prevented from paying the Receiving Party any royalties in a given country because the local currency is blocked and cannot be removed from the country, then the Paying Party will promptly make such payment to the Receiving Party in the local currency by deposit in a local bank designated by the Receiving Party, to the extent permitted by local law.

c) Withholding Taxes. All amounts payable by the Paying Party (or its Affiliates or sublicensees) to the Receiving Party under this Agreement shall represent the actual proceeds that are to be received by the Receiving Party, subject to any withholding taxes that may be applicable to the payment of any such amount. The Paying Party, its Affiliates or sublicensees agree to undertake any filings which it is authorized to submit or reasonably cooperate with the Receiving Party in obtaining an exemption or refund, or otherwise mitigating the effects, of any withholding taxes covered by the foregoing sentence withheld by the Paying Party (or its Affiliates or sublicensees) with respect to any payments to the Receiving Party hereunder.

d) Late Payments. Any amounts not paid by the Paying Party when due under this Agreement will be subject to interest from and including the date payment is due through and including the date upon which the Receiving Party has received payment at a rate equal to the sum of *** percent (***%) plus the prime rate of interest quoted in the Money Rates section of The Wall Street Journal, Western Edition, calculated daily on the basis of a three hundred sixty-five (365) day year, or similar reputable data source, or, if lower, the highest rate permitted under applicable law.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

e) Records and Audit. During the term of this Agreement and for a period of *** thereafter, the Paying Party will keep complete and accurate records in sufficient detail to permit the Receiving Party to confirm the accuracy of royalty payments due hereunder. The Receiving Party will have the right to cause an independent, certified public accountant to audit such records to confirm the accuracy of the Paying Party’s payments upon prior written notice to the Paying Party and during regular business hours, for up to *** per ***; provided, however, that such auditor will not disclose the Paying Party’s Confidential Information to the Receiving Party, except to the extent such disclosure is necessary to verify the payments due under this Agreement. The Receiving Party will bear the full cost of such audit unless such audit discloses an underpayment of more than *** percent (***%) from the amount of royalties previously paid for the audited period. In such case, the Paying Party will bear the full cost of such audit. The Paying Party will remit any underpayment identified by such audit (plus applicable interest) to the Receiving Party within *** or the results of such audit. The terms of this Section 6.5(e) will survive any termination or expiration of this Agreement for a period of ***.

6.6 No Other Payments. The Parties shall pay all payments due under the Original Agreement accrued and unpaid prior to the Second Restated Effective Date, but, except as expressly provided herein, all such payments shall cease to accrue as of the Second Restated Effective Date.

7. Intellectual Property.

Ownership of Inventions. Each Party shall own all Inventions made solely by it and its Affiliates in the course of conducting such Party’s activities under this Agreement (collectively, “Sole Inventions”). All Inventions and information that are made jointly by employees, Affiliates, agents, or independent contractors of both Parties in the course of performing activities under this Agreement (collectively, “Joint Inventions”) shall be owned jointly by the Parties in accordance with joint ownership interests of co-inventors under United States patent laws. Inventorship shall be determined in accordance with United States patent laws.

8. Patent Prosecution and Enforcement.

8.1 Patent Prosecution and Maintenance.

a) Application. Patents subject to this Article 8 include Licensed GLA Patents and Licensed SLA Patents, which in each case, includes patents and patent applications arising from the IDRI FMC Technology. For clarity, patents and patent applications based on the IDRI FMC Technology, including without limitation any Formulation patents as of *** (for the purpose of this Article 8 the “Licensed FMC Patents”), shall be exclusive to Immune Design for Licensed Products in the *** and for *** and shall be treated accordingly under this Article 8. For the purposes of this Article 8, the term “prosecution” means, with respect to any Patent, the filing, maintenance, interferences, reexaminations, reissues, oppositions, or requests for patent term extensions relating thereto.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

b) Licensed GLA Patents.

(i) Immune Design Prosecuted GLA Patents. Immune Design, at its expense, shall have the first right to file, prosecute and maintain (1) Licensed GLA Patents including the Licensed FMC Patents that (x) contain only *** or (y) are *** and (2) *** (items (1) and (2), the “Immune Design Prosecuted GLA Patents”), using patent counsel reasonably approved by IDRI.

(ii) Standard for Patent Prosecution. Immune Design shall conduct such filing, prosecution and maintenance of the Immune Design Prosecuted GLA Patents in good faith, taking into consideration IDRI’s rights hereunder, and consistent with reasonable business judgment, provide IDRI with all relevant or material documentation and proposed filing so that IDRI may be concurrently and promptly informed of the continuing prosecution, and consult with IDRI with regards to Immune Design’s patent strategy for the Immune Design Prosecuted GLA Patents. Immune Design Prosecuted GLA Patents in the name of IDRI shall remain in the name of IDRI.

(iii) Prosecution of GLA Patent Claims in IDRI Exclusive Field. If IDRI desires Immune Design to file, in a particular jurisdiction, a claim in an Immune Design Prosecuted GLA Patent in the IDRI Exclusive Field, then IDRI shall provide written notice to Immune Design requesting that Immune Design file a claim in such patent application in such jurisdiction. If IDRI provides such written notice to Immune Design, Immune Design shall not unreasonably deny such request. If Immune Design does not desire to file such a claim in such jurisdiction, then Immune Design shall notify IDRI, specifying in reasonable detail the reasons for not including such claim in such jurisdiction and provide IDRI with the opportunity to file and prosecute a patent application with such claim.

(iv) Divisional Applications. Notwithstanding Section 8.1(b)(iii) if requested by IDRI, Immune Design shall use commercially reasonable efforts to ***. To the extent such separation is not practicable, Immune Design shall provide IDRI reasonable opportunity to review and comment on such prosecution efforts regarding such Licensed GLA Patents, and any IDRI comments will be reasonably considered in such prosecution efforts, and included to the extent affecting the IDRI Exclusive Field.

(v) Abandoned GLA Patents. If Immune Design determines in its sole discretion to abandon or not maintain any Immune Design Prosecuted GLA Patent (an “Abandoned Licensed GLA Patent”), then Immune Design shall promptly provide IDRI with written notice of such determination at least *** before any deadline for taking action to avoid abandonment and shall provide IDRI with the right, opportunity and reasonable assistance to prepare, file, prosecute and maintain such Abandoned Licensed GLA Patent in the applicable jurisdiction in IDRI’s sole discretion and at IDRI’s expense; provided, that Immune Design shall provide such reasonable assistance at its own costs and expenses. If IDRI elects to prepare, file, prosecute and maintain such Abandoned Licensed GLA Patent in such jurisdiction, then Immune Design’s license rights to such Licensed GLA Patent in such country will become non-exclusive in such country under such Licensed GLA Patent (and/or patent application).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(vi) Costs of Patent Prosecution. Immune Design shall be responsible for the costs and expenses incurred in connection with its own activities for filing, prosecuting and maintaining the Licensed GLA Patents; IDRI shall be responsible for monitoring such activities by IDRI and for the costs and expenses thereof.

(vii) IDRI Prosecuted GLA Patents; Abandoned IDRI Prosecuted GLA Patents. IDRI shall have the first right to file, prosecute, maintain and defend Licensed GLA Patents and Licensed FMC Patents that are not Immune Design GLA Prosecuted Patents (“IDRI Prosecuted GLA Patents”). Subject to Section 8.1(b)(x) IDRI shall conduct such filing, prosecution, maintenance and defense in good faith, taking into consideration Immune Design’s rights hereunder, and consistent with reasonable business judgment and provide Immune Design with all relevant or material documentation and proposed filing so that Immune Design may be concurrently and promptly informed of the continuing prosecution, and consult with Immune Design with regard to IDRI’s patent strategy for the IDRI Prosecuted GLA Patents; provided, however that IDRI shall have the right to redact any confidential information of a third party that is not related to an Immune Design Exclusive Field or an Option Indication. Further, IDRI shall permit Immune Design the right to comment on any correspondence with a patent office for IDRI Prosecuted GLA Patents (with sufficient time to incorporate such comments), and shall incorporate all reasonable comments by Immune Design. After the Second Restated Effective Date, IDRI will file and maintain the IDRI Prosecuted GLA Patents and Licensed FMC Patents in the countries specified in Exhibit F, and in any other country requested by Immune Design; provided however that *** for the countries in Exhibit F and *** of any additional country requested by Immune that is not listed on Exhibit F. Further, IDRI and Immune Design may consult at the time of filing of any patent application and mutually agree in writing to a more restricted set of countries in which to file than the countries listed on Exhibit F. If IDRI determines in its sole discretion to abandon or not maintain any IDRI Prosecuted GLA Patent (an “IDRI Abandoned GLA Patent”), then IDRI shall promptly provide Immune Design with written notice of such determination at least *** before any deadline for taking action to avoid abandonment and shall provide Immune Design with the right, opportunity and reasonable assistance to prepare, file, prosecute and maintain such IDRI Abandoned GLA Patent in the applicable jurisdiction in Immune Design’s sole discretion and at Immune Design’s expense; provided, that IDRI shall provide such reasonable assistance at its own costs and expenses.

(viii) Prosecution of GLA Patent Claims in Immune Design Exclusive Field or Option Indication. If Immune Design desires IDRI to file, in a particular jurisdiction, a claim in an IDRI Prosecuted GLA Patent including a Licensed FMC Patent in the Immune Design Exclusive Field or one or more Option Indications, then Immune Design shall provide written notice to IDRI requesting that IDRI file a claim in such patent application in such jurisdiction. If Immune Design provides such written notice to IDRI, IDRI shall not unreasonably deny such request. If IDRI does not desire to file such a claim in such jurisdiction,

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then IDRI shall notify Immune Design, specifying in reasonable detail the reasons for not including such claim in such jurisdiction and provide Immune Design with the opportunity to file and prosecute a patent application with such claim.

(ix) Divisional Applications. Notwithstanding Section 8(a)(viii) if requested by Immune Design, IDRI shall use commercially reasonable efforts, to ***. Once such divisional is filed such application shall be prosecuted by Immune Design under Section 8.1(b)(i-vi).

(x) Costs of Patent Prosecution for IDRI Prosecuted GLA Patents and Licensed FMC Patents. Immune Design shall be responsible for the *** of the unreimbursed costs and expenses incurred in connection with IDRI’s activities for filing, prosecuting and maintaining the IDRI Prosecuted GLA Patents and Licensed FMC Patents. Notwithstanding anything to the contrary herein, Immune Design shall not be responsible for any costs associated with the IDRI Prosecuted GLA Patents or Licensed FMC Patents to which Immune Design has no rights under this Agreement.

(xi) Immune Design Right to Terminate License to IDRI Prosecuted GLA Patents and Licensed FMC Patents. Immune Design shall have the right to irrevocably terminate its right in and to any IDRI Prosecuted GLA Patent including a Licensed FMC Patent invented as of the Second Restated Effective Date upon review of the patent application *** after filing of a provisional application by IDRI or at any time during prosecution with *** notice and the payment of any incurred costs of Immune Design to date. If Immune Design terminates its rights to any such patent under this Section 8.1(b)(xi), then solely with respect to such patent, IDRI shall have no obligations to Immune Design under Section 8.1(b)(vi-ix) and Immune Design shall have no obligation to IDRI under Section 8.1(b)(x).

c) Licensed SLA Patents.

(i) IDRI Prosecuted SLA Patents. IDRI shall have the first right to file, prosecute and maintain Licensed SLA Patents other than Licensed SLA Patents that (x) contain *** or (y) are *** (the “IDRI Prosecuted SLA Patents”), using patent counsel reasonably approved by Immune Design.

(ii) Standard for Patent Prosecution. IDRI shall conduct such filing, prosecution and maintenance of the IDRI Prosecuted SLA Patents in good faith, taking into consideration Immune Design’s rights hereunder, and consistent with reasonable business judgment, provide Immune Design with all relevant or material documentation and proposed filing so that Immune Design may be concurrently and promptly informed of the continuing prosecution, and consult with Immune Design with regards to IDRI’s patent strategy for the IDRI Prosecuted SLA Patents. Further, IDRI shall permit Immune Design the right to comment on any correspondence with a patent office for IDRI Prosecuted SLA Patents (and IDRI shall reasonably incorporate all such comments); provided, however that IDRI shall have the right to

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redact any confidential information of a third party that is not related to an Immune Design Exclusive Field or an Option Indication. Without limiting the foregoing, IDRI will file and maintain the IDRI Prosecuted SLA Patents in the countries specified in Exhibit F and in any other country requested by Immune Design; provided however that Immune Design shall pay *** for the countries in Exhibit F and *** of any additional country requested by Immune that is not listed on Exhibit F. Further, IDRI and Immune Design may consult at the time of filing of any patent application and mutually agree in writing to a more restricted set of countries in which to file than the countries listed on Exhibit F.

(iii) Prosecution of SLA Patent Claims in Immune Design Exclusive Field or Option Indications. If Immune Design desires IDRI to file, in a particular jurisdiction, a claim in an IDRI Prosecuted SLA Patent including a Licensed FMC Patent in the Immune Design Exclusive Field or one or more Option Indications, then Immune Design shall provide written notice to IDRI requesting that IDRI file a claim in such patent application in such jurisdiction. If Immune Design provides such written notice to IDRI, IDRI shall not unreasonably deny such request. If IDRI does not desire to file such claim in such jurisdiction, then IDRI shall notify Immune Design, specifying in reasonable detail the reasons for not including such claim in such jurisdiction and provide Immune Design with the opportunity to file and prosecute a patent application with such claim.

(iv) Divisional Applications. Notwithstanding Section 8(c)(iii) if requested by Immune Design, IDRI shall use commercially reasonable efforts, to ***. Once such divisional is filed such application shall be prosecuted by Immune Design under Section 8.1(b)(i-vi).

(v) Abandoned SLA Patents. If IDRI determines to abandon or not maintain any IDRI Prosecuted SLA Patent in its reasonable determination consistent with its regular and customary practices regarding patent prosecution (an “Abandoned Licensed SLA Patent”), then IDRI shall promptly provide Immune Design with written notice of such determination at least *** before any deadline for taking action to avoid abandonment and shall provide Immune Design with the right, opportunity and reasonable assistance to prepare, file, prosecute and maintain such Abandoned Licensed SLA Patent in the applicable jurisdiction in Immune Design’s sole discretion and at Immune Design’s expense; provided, that IDRI shall provide such reasonable assistance at its own costs and expenses.

(vi) Costs of Patent Prosecution for IDRI Prosecuted SLA Patents. Immune Design shall be responsible for the *** of the unreimbursed costs and expenses incurred in connection with IDRI’s activities for filing, prosecuting and maintaining the IDRI Prosecuted SLA Patents. Notwithstanding anything to the contrary herein, Immune Design shall not be responsible for any costs associated with the IDRI Prosecuted SLA Patents to which Immune Design has no rights under this Agreement.

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(vii) Immune Design Prosecuted SLA Patents. Immune Design shall have the first right to file, prosecute, maintain and defend Licensed SLA Patents that (1) contain *** or (2) are *** (items (1) and (2), the “Immune Design Prosecuted SLA Patents”), at its sole cost and in its discretion. However, Immune Design shall conduct such filing, prosecution, maintenance and defense in good faith, taking into consideration IDRI’s rights hereunder, and consistent with reasonable business judgment and provide IDRI with all relevant or material documentation and proposed filing so that IDRI may be concurrently and promptly informed of the continuing prosecution, and consult with IDRI with regard to Immune Design’s patent strategy for the Immune Design Prosecuted SLA Patents. Immune Design Prosecuted SLA Patents in the name of IDRI shall remain in the name of IDRI.

d) Inventions.

(i) Patents Covering Sole Inventions. Except as otherwise set forth in this Section 8.1, each Party shall have the sole right to file, prosecute and maintain all patent applications and patents covering such Party’s Sole Inventions, at such Party’s sole cost and in its discretion. Each Party shall provide to the other Party a copy of all relevant documentation on the filing, prosecution and maintenance of patents and patent applications claiming Immune Design FMC Technology or IDRI FMC Technology, as applicable.

(ii) Patents Covering Cross Licensed Inventions. Notwithstanding anything to the contrary set forth in this Section 8.1, the Licensor shall have the sole right to file, prosecute and maintain all Patents covering its Inventions that are licensed to the Licensee under the Non-Exclusive Cross License set forth in Section 2.10(b), in its discretion.

8.2 Enforcement of Licensed Patents.

a) Notification. If either Party becomes aware of a suspected infringement or misappropriation of any Licensed Patent, such Party will notify the other Party promptly, and following such notification, the Parties will confer.

b) Immune Design Product Patents.

(i) Enforcement. Immune Design will have the first right, but not the obligation, to bring an infringement action for Licensed Patents that (1) cover ***, or (2) *** (collectively, the “Immune Design Product Patents”) at its own expense, in its own name, taking into consideration IDRI’s rights hereunder, and consistent with reasonable business judgment. Immune Design shall provide IDRI with all relevant or material documentation and proposed filings regarding such infringement action so that IDRI may be concurrently and promptly informed of the continuing strategy for such infringement action. IDRI will reasonably assist Immune Design (at Immune Design’s expense) in such actions or proceedings if so requested, and will lend its name to or join such actions or proceedings if required by law in order for Immune Design to bring such action. IDRI will have the right to participate and be

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represented in any such suit by its own counsel at its own expense. Immune Design shall have no right to settle, dismiss or terminally conclude any infringement action to the effect that an Immune Design Product Patent is deemed to be invalid or unenforceable, without the prior approval of IDRI, such prior approval not to be unreasonably withheld. Immune Design will pay to IDRI royalties on any recoveries after first deducting from such recovery amount all of its costs and expenses incurred in connection with the filing and prosecution of such suit.

(ii) Failure to Enforce. If Immune Design fails, within *** after receiving written notice of such infringement, to take reasonable action to initiate enforcement for such alleged infringement, IDRI may, at its own expense, enforce any of the Immune Design Product Patents, or any part thereof, against infringement or misappropriation, bring an action against any Third Party suspected of infringement or misappropriation of same and control the defense of any counterclaim or declaratory judgment action (or other action) relating thereto. Immune Design will reasonably assist IDRI (at IDRI’s expense) in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for IDRI to bring such action. Any recovery obtained as a result of such action shall be applied first to the documented legal fees and other costs and expenses actually incurred in connection with the action, and the remainder shall be retained by IDRI.

c) IDRI Enforceable Patents.

(i) Enforcement. IDRI will have the first right, but not the obligation, to bring an infringement action for Licensed Patents other than Immune Design Product Patents (collectively, the “IDRI Enforceable Patents”) at its own expense, in its own name, taking into consideration Immune Design’s rights hereunder, and consistent with reasonable business judgment. IDRI shall provide Immune Design with all relevant or material documentation and proposed filings regarding such infringement action so that Immune Design may be concurrently and promptly informed of the continuing strategy for such infringement action. Immune Design will reasonably assist IDRI (at IDRI’s expense) in such actions or proceedings if so requested, and will lend its name to or join such actions or proceedings if required by law in order for IDRI to bring such action. Immune Design will have the right to participate and be represented in any such suit by its own counsel at its own expense. IDRI shall have no right to settle, dismiss or terminally conclude any infringement action to the effect that an IDRI Enforceable Patent that covers a Licensed GLA Product or Licensed SLA Product is deemed to be invalid or unenforceable, without the prior approval of Immune Design, such prior approval not to be unreasonably withheld. To the extent any recovery by IDRI relates to lost sales of a Licensed Product, then IDRI shall pay such amounts to Immune Design (net of any royalties IDRI would have earned on account of Net Sales of such Licensed Product), after first deducting from such recovery amount all of its costs and expenses incurred in connection with the filing and prosecution of such suit.

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(ii) Failure to Enforce; Immune Design “Step-in” Right. If IDRI fails, within *** after receiving written notice of such infringement, to take reasonable action to initiate enforcement for such alleged infringement, then Immune Design may, at its own expense, enforce any of the IDRI Prosecuted Patents, or any part thereof, against infringement or misappropriation, bring an action against any Third Party suspected of infringement or misappropriation of same and control the defense of any counterclaim or declaratory judgment action (or other action) relating thereto, taking into consideration IDRI’s rights hereunder. Immune Design shall provide IDRI with all relevant material or documentation and proposed filings regarding such infringement action so that IDRI may be concurrently and promptly informed of the continuing strategy for such infringement action. Immune Design shall not settle, dismiss or terminally conclude any infringement action relating to the IDRI Enforceable Patents without the prior consent of IDRI, such consent not to be unreasonably delayed or withheld. IDRI will reasonably assist Immune Design (at Immune Design’s expense) in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for Immune Design to bring such action. Any recovery obtained as a result of such action shall be applied first to the documented legal fees and other costs and expenses actually incurred in connection with the action, and the remainder shall be retained by Immune Design.

8.3 Third Party Infringement Claims. If an allegation is made or claim is brought by a Third Party that any activity related to a Licensed Product infringes the intellectual property rights of such Third Party, the Party who becomes aware of such allegation will give prompt written notice to the other Party.

8.4 Mutual Covenants Regarding Licensed Patents. Each Party hereby agrees that it will not take any action inconsistent with the terms of this Agreement, including any action that would either limit the scope of or create an estoppel that would limit a Party’s Patent rights hereunder, without obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that if such requested action involves the publication of materials, the Parties shall follow the procedure set forth in Section 9.4.

9. Confidentiality.

9.1 Nondisclosure of Confidential Information. For all purposes hereunder, “Confidential Information” will mean all information disclosed by one Party to the other Party pursuant to this Agreement. A Party’s information, including pre-clinical and clinical data, shall be considered that Party’s Confidential Information. During the term of this Agreement and for a period of five (5) years thereafter, a Party receiving such item of Confidential Information of the other Party will (a) maintain in confidence such item of Confidential Information and not to disclose such item of Confidential Information to any Third Party without prior written consent of the disclosing Party, except that each Party shall have the right to disclose the other Party’s Confidential Information to its employees, directors, stakeholders, agents, as well as potential or actual investors, licensees, sublicensees, collaborators and acquirors, on an as needed basis, so long as such parties are subject to nondisclosure obligations relating to the Confidential Information that are at least as restrictive as the nondisclosure obligations set forth herein; and (b) not use the other Party’s Confidential Information for any purpose except those permitted by this Agreement, including without limitation to practice the rights granted to it hereunder.

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9.2 Exceptions. The obligations in Section 9.1 will not apply with respect to any portion of the Confidential Information that the receiving Party can show by competent written proof:

a) is publicly disclosed by the disclosing Party, either before or after it is disclosed to the receiving Party hereunder;

b) was known to the receiving Party or its Affiliates without obligation to keep it confidential, prior to disclosure by the disclosing Party;

c) is subsequently disclosed to the receiving Party or any of its affiliates by a Third Party lawfully in possession thereof and without obligation to keep it confidential;

d) is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the receiving Party; or

e) has been independently developed by employees or contractors of the receiving Party or any of its Affiliates without the aid, application or use of Confidential Information of the disclosing Party.

9.3 Authorized Disclosure. Each Party may disclose the Confidential Information belonging to the other Party to the extent such disclosure is required by law, regulation or valid court order, provided that such Party will give prompt notice to the other Party of such requirement, disclose the other Party’s Confidential Information only to the extent required by such law, regulation or court order, and use reasonable efforts to seek a protective order or confidential treatment in connection with such disclosure.

9.4 Publications.

a) In General. As of the Restated Effective Date, any publications of a Party (the “Publishing Party”) will only require review of the non-publishing Party (the “Non-Publishing Party”) if such publication could reasonably be expected to affect the Non-Publishing Party’s Patent rights hereunder in the Non-Publishing Party’s exclusive field; provided however that Section 8.4 shall apply to all publications not requiring prior review of the Non-Publishing Party. For clarity, publications related to basic mechanisms of action or any study applicable to the use of GLA and/or SLA across indications, shall be provided to the Non-Publishing Party for review under this Section 9.4(a). In the event that the Publishing Party provides a publication for review by the Non-Publishing Party, then the content and the act of submission shall be deemed the Publishing Party’s Confidential Information. Any Publishing Party providing a Non-Publishing Party with a draft of any proposed presentation or publication shall, using commercially reasonable efforts, do so at least *** in advance of the earliest of the

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submission, presentation or publication date for review. The Non-Publishing Party shall within *** after receipt of such materials either approve the materials or request in writing that the proposed presentation or publication be delayed or modified, specifying in reasonable detail the reasons for the request; for clarity the obligations under Section 8.4 shall be satisfied upon approval of the publication by the Non-Publishing Party. If the Non-Publishing Party makes an objection to the publication or presentation, the Publishing Party shall (i) to the extent the proposed publication or presentation discloses Confidential Information of the Non-Publishing Party, delete such Confidential Information from the proposed publication or presentation and (ii) in the event that such proposed publication or presentation discloses potentially patentable subject matter which requires protection, delay such publication or presentation for a reasonable period of time (not to exceed *** or if fewer, the maximum number of days available prior to the date on which the publication is to be submitted for publication) during which time the Parties will negotiate in good faith to determine a joint patent strategy to protect the interests of both Parties with respect to such subject matter. In no event shall a Party unreasonably delay such presentation or publication; provided that actions in accordance with this Section 9.4(a) shall be deemed reasonable.

b) By IDRI Resulting from Permitted Research Activities. IDRI, using commercially reasonable efforts, shall provide Immune Design with a draft of any proposed presentation or publication relating to the Permitted Research Activities in the Immune Design Exclusive Field for review at least *** in advance of the earliest of the submission, presentation or publication date. Within *** after receipt of such materials, Immune Design shall either approve the materials or request in writing that the proposed presentation or publication be delayed or modified, specifying in reasonable detail the reasons for the request. If Immune Design makes an objection to the publication or presentation, IDRI shall (i) to the extent the proposed publication or presentation discloses Confidential Information of Immune Design, delete such Confidential Information from the proposed publication or presentation and (ii) in the event that such proposed publication or presentation discloses potentially patentable subject matter which requires protection, delay such publication or presentation for a reasonable period of time (not to exceed ***) during which time Immune Design may file a patent application in the appropriate jurisdiction(s) with respect to such subject matter. In no event shall Immune Design unreasonably delay such presentation or publication; provided that actions in accordance with this Section 9.4(b) shall be deemed reasonable.

9.5 Publicity. The Parties agree that no public announcement, publication or news release relating to this Agreement shall be made without the prior approval of both Parties; provided, however, that such approval will not be required with respect to any disclosure which is in the opinion of counsel required by law, including disclosures required by the U.S. Securities and Exchange Commission or made pursuant to the requirements of the national securities exchange or other stock market on which such Party’s securities are traded (“Exchange”), so long as the Party from which approval is being required will have no less than *** to review and provide comment regarding any such proposed announcement, unless a shorter review time is necessary or agreed. If the compliance with the disclosure requirements of an Exchange requires

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filing of this Agreement, the filing Party shall seek confidential treatment of portions of this Agreement from the Exchange and shall provide the other Party with a copy of the proposed filings prior to filing it with the Exchange for the other Party to review any such proposed filing. Each Party agrees that it will obtain its own legal advice with regard to its compliance with securities laws and regulations, and will not rely on any statements made by the other Party relating to such securities laws and regulations. Any press release issued by Immune Design relating to any Licensed Patents, Licensed Products, or the development, testing or commercialization of Licensed Products shall make appropriate mention of IDRI’s role under this Agreement in the “about company” section of the press release.

10. Term and Termination.

10.1 Term. This Agreement will become effective upon the Second Restated Effective Date and will remain effective until the expiration of all of the Parties’ respective payment obligations hereunder, unless earlier terminated pursuant to Section 10.2 below (such period during which the Agreement is effective, the “Term”).

10.2 Termination.

a) By Immune Design. Immune Design shall have the right to terminate this Agreement in its entirety or on an indication-by-indication basis or as to one or more category(ies) of Licensed Products, at any time for any reason or no reason at all, by providing IDRI with *** written notice of such termination.

b) For Cause.

(i) Either Party may terminate this Agreement for the other Party’s material breach of this Agreement by providing the other Party with *** written notice, such notice to include the nature of the breach alleged, provided that the other Party does not cure such breach within such *** period; provided, however, that IDRI shall not have the right to terminate this Agreement as a result of any failure of Immune Design to satisfy its diligence obligations hereunder except in accordance with Section 3.1(c).

(ii) Either Party may terminate this Agreement if an order is made or a resolution is passed for the winding up of the other Party (other than voluntarily for the purposes of solvent amalgamation or reconstruction) or an order is made for the appointment of an administrator to manage the other Party’s affairs, business and property or if a receiver (which expression shall include an administrative receiver) is appointed over any of the other Party’s assets or undertaking or if circumstances arise which entitle the court or a creditor to appoint a receiver or manager or which entitle the court to make a winding-up order or if a voluntary arrangement is proposed in respect of the other Party or if the other Party takes or suffers any similar or analogous action in consequence of debt, and such order, appointment or similar action is not removed within ***.

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c) For Patent Challenge. IDRI may immediately terminate this Agreement in its entirety if Immune Design or its Affiliates challenge the validity, enforceability or scope of any Licensed Patent (or any claim therein).

10.3 Effect of Termination.

a) Notwithstanding anything to the contrary in this Agreement, if Immune Design terminates this Agreement or any indication or category of Licensed Products pursuant to Section 10.2(a) or if IDRI terminates this Agreement pursuant to Sections 10.2(b) or 10.2(c), then any license granted to Immune Design under Article 2 of this Agreement (or if only an indication or category of Licensed Product was terminated, any license to the extent related to such indication or category) shall terminate and all intellectual property rights licensed from IDRI to Immune Design thereunder shall revert to IDRI, except that all Fully Paid Licenses then in effect shall continue. At IDRI’s request, Immune Design shall grant IDRI a non-exclusive, perpetual, worldwide license, with the right to grant sublicenses, under the Immune Design Technology for IDRI to make, have made, use, sell, offer for sale and import Licensed GLA Products or Licensed SLA Products (or if only an indication or category of Licensed Product was terminated, any license to the extent related to such indication or category), and IDRI shall pay to Immune Design royalties on Net Sales that are *** percent (***%) of what would otherwise have been paid to IDRI by Immune Design for similar Licensed Products, except that the Net Sales shall be based on any product or formulation, the selling of which would, but for the licenses granted in this Section 10.3(a), infringe any Valid Claim (treating, for such purpose, pending Valid Claims as if they had issued) in the Immune Design Technology. “Immune Design Technology” means Sole Inventions owned and Controlled by Immune Design and Immune Design’s interest in all Joint Inventions owned and Controlled by Immune Design that relate specifically to and are improvements to the *** or the *** (but shall not include any other ingredient or component of any Licensed Product).

b) The termination of this Agreement (or any indication) for any reason shall not relieve either Party hereto of any obligations which shall have accrued prior to such termination. The Parties agree that (i) all royalty payments with respect to Net Sales invoiced prior to the effective date of termination, and (ii) all milestone payments payable upon occurrence of applicable milestone that were achieved prior to the effective date of termination, shall be paid by Immune Design or its Affiliates or its sublicensees, as the case may be, notwithstanding the fact that the Agreement terminated prior to the date on which payment of such royalty payments or milestone payments falls due under this Agreement.

c) In the event that IDRI terminates this Agreement pursuant to Section 10.2(b), each sublicense granted by Immune Design pursuant to this Agreement shall become at the sublicensee’s election a direct license between IDRI and the sublicensee pursuant to the terms of this Agreement as may be further limited (but not expanded) by the terms of the applicable sublicense agreement between Immune Design and the sublicensee; provided, however, that this provision will not be applicable if the sublicensee is in material breach of its

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obligations under the sublicense agreement. Further, subject to IDRI’s review of the sublicense agreement and confirmation of its conformity with this Agreement, it shall enter into a side letter with any sublicensee of Immune Design acknowledging its status as “sublicensee” and confirming the rights and privileges provided under this subsection.

d) The following provisions of this Agreement will survive the expiration or termination of this Agreement: Sections 2.7, 6.5(e), 10.3, 11.3, 12.1, 12.2, 12.3, 12.4, and Articles 1, 5, 7, 9, 13 and 14. Further, all Fully Paid Licenses shall survive termination or expiration of this Agreement.

11. Representations and Warranties.

11.1 Mutual Representation and Warranty. Each Party represents and warrants to the other Party that, as of the Second Restated Effective Date:

a) it has the authority and right to enter into and perform this Agreement;

b) this Agreement is a legal and valid obligation binding upon it; and

c) that in carrying out its undertakings and responsibilities pursuant to this Agreement, shall obtain or procure all necessary approvals and consents and shall comply with all applicable laws and regulations, licenses, permits and approvals.

d) its execution, delivery and performance of this Agreement will not (i) conflict in any material fashion with the terms of any other agreement or instrument to which it is or becomes a Party or by which it is or becomes bound, (ii) obligate either Party to violate or breach any of its obligations with Third Parties, including obligations of confidentiality, or (iii) violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

e) no GLA, SLA or *** compound has been developed or pursued for research or commercialization that is not described or claimed in the GLA Patents, SLA Patents, or ***, respectively.

11.2 Additional Representations and Warranties by IDRI. IDRI hereby represents and warrants to Immune Design as follows (provided, that the representations made under subsections (a) through (g), (m) and (n) below, are made only with respect to *** for ***):

a) other than rights, to the extent applicable, of the U.S. government pursuant to Chapter 18, Title 35 of the United States Code and accompanying regulations, it is the owner of, or is the exclusive licensee to (with the right to sublicense), all rights, title and interest in and to all Licensed Patents and Licensed Know-How, and to the best of its knowledge, no other institution, government agency or other person or entity of any kind has any ownership right or license right with respect hereto;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

b) its rights in the Licensed Patents and Licensed Know-How are not subject to any lien, restriction, pledge or encumbrance of any kind;

c) to the best of its knowledge, the practice of the scope of the Licensed GLA Patents and the Licensed SLA Patents, in accordance with the terms of this Agreement, do not infringe any Third Party intellectual property or misappropriate any Third Party trade secret;

d) it has granted no commercial license to any Third Party under any of the Licensed GLA Patents, IDRI FMC Technology or Licensed Know-How that describes or is based upon the Licensed GLA Technology (for clarity, it is understood and agreed that material transfer agreements providing for the provision and use of physical materials by the recipient will not be considered licenses unless they also contain additional licenses);

e) it does not own or Control nor has it granted any license or rights to a Third Party that, with the exception of such grant, it would Control any patents or patent applications relating to or necessary or useful for the use, manufacture, sale, offer for sale, import or other disposition of GLA other than the Licensed GLA Patents;

f) it has granted no license to any Third Party under any of the Licensed SLA Patents, IDRI FMC Technology or Licensed Know-How that describes or is based upon the Licensed SLA Technology (for clarity, it is understood and agreed that material transfer agreements providing for the provision and use of physical materials by the recipient will not be considered licenses unless they also contain additional licenses);

g) it does not own or Control nor has it granted any license or rights to a Third Party that with the exception of such grant, it would Control, any patents or patent applications relating to or necessary or useful for the use, manufacture, sale, offer for sale, import or other disposition of SLA other than the Licensed SLA Patents;

h) it has disclosed to Immune Design each patent application filed by or on its or its Affiliate’s behalf that discloses compounds that are or include ***, including any patent applications disclosing the use or manufacture thereof;

i) except for patent applications disclosed under subsection (h) above and GLA and SLA, IDRI has not developed for itself or for a Third Party and does not own or Control *** or any other ***;

j) to the best of its knowledge, the Licensed GLA Patents listed on Exhibit A-1 are all of the existing patents and patent applications disclosing or claiming the Licensed GLA Technology;

k) to the best of its knowledge, the Licensed SLA Patents listed on Exhibit A-2 are all of the existing patents and patent applications disclosing or claiming the Licensed SLA Technology;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

l) Schedule 3 is a true, correct and complete list of the Licensed Formulations as of the Second Restated Effective Date;

m) all IDRI Research Activities and Permitted Research Activities are conducted pursuant to terms and conditions substantially consistent with the MTA terms attached as Exhibit C;

n) it has not granted any exclusive license (even as to IDRI) to any Licensed Formulation or Licensed Know-How to any Third Party;

o) IDRI has disclosed or made available to Immune Design all material scientific and technical information known to it relating to SLA, and IDRI has not, intentionally or negligently omitted to furnish Immune Design with any material information in its possession, or of which it is aware, concerning SLA, which IDRI reasonably believes in good faith would be material to a decision by a pharmaceutical company similarly situated to Immune Design to obtain rights to SLA and undertake the commitments and obligations with respect to SLA set forth herein; and

p) it has abandoned all patents and patent applications disclosing or claiming *** and is no longer pursuing development or commercialization of ***.

11.3 Disclaimer of Warranty. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 11, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, IS MADE OR GIVEN BY A PARTY. ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

12. Indemnification; Limitation of Liability.

12.1 Indemnification by Immune Design. Immune Design shall defend, indemnify, and hold IDRI, its Affiliates, and their respective officers, directors, employees, and agents (the “IDRI Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such IDRI Indemnitees (collectively, “IDRI Damages”), all to the extent resulting from claims, suits, proceedings or causes of action brought by such Third Party (“IDRI Claims”) against such IDRI Indemnitee based on or alleging: (a) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any Licensed Product by Immune Design or its Affiliates, sublicensees, Third Party contractors, or distributors; (b) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any GLA, SLA or Formulation by Immune Design or its Affiliates, sublicensees,

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Third Party contractors or distributors; (c) a breach of any of Immune Design’s representations, warranties, and obligations under this Agreement; (d) the willful misconduct or negligent acts of Immune Design, its Affiliates, or the officers, directors, employees, or agents of Immune Design or its Affiliates; or (e) any activities conducted by or for Immune Design as part of Phase I Clinical Trials, Phase II Clinical Trials or Phase III Clinical Trials of Licensed Products. The foregoing indemnity obligation shall not apply if the IDRI Indemnitees materially fail to comply with the indemnification procedures set forth in Section 12.3, or to the extent that such IDRI Claim is based on or alleges: (i) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any Licensed Product by IDRI or its Affiliates, sublicensees, or distributors; (ii) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any physical component of any product by IDRI or its Affiliates, sublicensees, or distributors; (iii) a breach of any of IDRI’s representations, warranties, and obligations under the Agreement; (iv) the willful misconduct or negligent acts of IDRI or its Affiliates, or the officers, directors, employees, or agents of IDRI or its Affiliates; or (v) any activities conducted by or for IDRI as part of Phase I Clinical Trials, Phase II Clinical Trials or Phase III Clinical Trials of Licensed Products.

12.2 Indemnification by IDRI. IDRI shall defend, indemnify, and hold Immune Design, its Affiliates, and their respective officers, directors, employees, and agents (the “Immune Design Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such Immune Design Indemnitees (collectively, “Immune Design Damages”), all to the extent resulting from claims, suits, proceedings or causes of action brought by such Third Party (“Immune Design Claims”) against such Immune Design Indemnitee based on or alleging: (a) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any Licensed Product by IDRI or its Affiliates, sublicensees, Third Party contractors, or distributors; (b) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any component of any product containing GLA, SLA or by IDRI or its Affiliates, sublicensees, Third Party contractors or distributors; (c) a breach of any of IDRI’s representations, warranties, and obligations under this Agreement; (d) the willful misconduct or negligent acts of IDRI or its Affiliates, or the officers, directors, employees, or agents of IDRI or its Affiliates; or (e) any activities conducted by or for Immune Design as part of Phase I Clinical Trials, Phase II Clinical Trials or Phase III Clinical Trials of Licensed Products. The foregoing indemnity obligation shall not apply if the Immune Design Indemnitees materially fail to comply with the indemnification procedures set forth in Section 12.3, or to the extent that any Immune Design Claim is based on or alleges: (i) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any Licensed Product by Immune Design or its Affiliates, sublicensees, or distributors; (ii) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any GLA, SLA or Formulation by Immune Design or its Affiliates, sublicensees, Third Party contractors, or distributors; (iii) a breach of any of Immune Design’s representations, warranties, and obligations under the Agreement; (iv) the willful misconduct or negligent acts of Immune Design, its Affiliates, or the officers, directors, employees, or agents of Immune Design or its Affiliates; or (v) any activities conducted by or for Immune Design as part of Phase I Clinical Trials, Phase II Clinical Trials or Phase III Clinical Trials of Licensed Products.

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12.3 Indemnification Procedures. The Party claiming indemnity under this Article 12 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of the claim, suit, proceeding or cause of action for which indemnity is being sought (“Claim”). The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld or delayed, unless the settlement involves only the payment of money. So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party shall not settle any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in this Article 12.

12.4 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 12.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 12.1 OR 12.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ARTICLE 9.

12.5 Insurance. Each Party shall procure and maintain, and require sublicensees to procure and maintain, insurance, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent organizations similarly situated at all times during which any Licensed Product is being clinically tested in human subjects or commercially distributed or sold. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 12. Each Party shall provide the other with written evidence of such insurance upon request. Each Party shall provide the other with written notice at least thirty (30) days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of the other Party hereunder.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13. Dispute Resolution.

13.1 Internal Resolution. In the event of any controversy, claim or other dispute arising out of or relating to any provision of this Agreement or the interpretation, enforceability, performance, breach, termination or validity hereof (a “Dispute”), such Dispute shall be first referred to IDRI’s President and/or Chief Executive Officer and Immune Design’s President and/or Chief Executive Officer for resolution, prior to proceeding under the following provisions of this Article 13. A Dispute shall be referred to such executives upon any Party providing the other Party with written notice that such Dispute exists, and such executives, or their designees, shall attempt to resolve such Dispute through good faith discussions. In the event that such Dispute is not resolved within *** of such other Party’s receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Section 13.2.

13.2 Arbitration. Except as otherwise expressly provided in this Agreement, the Parties agree that any Dispute not resolved internally by the Parties pursuant to Section 13.1 above must be finally resolved through binding arbitration by JAMS in accordance with its Comprehensive Arbitration Rules and Procedures in effect at the time the Dispute arises, except as modified in this Agreement, applying the substantive law specified in Section 14.2. A Party may initiate an arbitration by written notice to the other Party of its intention to arbitrate, and such demand notice shall specify in reasonable detail the nature of the Dispute. Each Party shall select *** to resolve the Dispute, and all *** shall serve as neutrals. If ***, or if the ***, the necessary appointments shall be made in accordance with the then prevailing Comprehensive Arbitration Rules and Procedures. Within *** of the conclusion of an arbitration proceeding, the arbitration decision shall be rendered in writing and shall specify the basis on which the decision was made. The award of the arbitration tribunal shall be final and judgment upon such an award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order of enforcement. The arbitration proceedings shall be conducted in Seattle, Washington. The Parties agree that they shall share equally the cost of the arbitration filing and hearing fees, and the costs of the arbitrators, except as otherwise set forth in the Agreement. Each Party shall bear its own attorneys’ fees and associated costs and expenses.

13.3 Patent Validity; Equitable Relief. Notwithstanding the other provisions of this Article 13, any Dispute that involves the validity, infringement or claim interpretation of a Patent: (a) that is issued in the United States, shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) that is issued in any other country, shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies. For the sake of clarity, such patent disputes shall not be subject to the provisions of Section 13.2. Notwithstanding the other provisions of this Article 13, any Dispute that involves the need to seek preliminary or injunctive measures or other equitable relief (e.g., in the event of a potential (or actual) breach of the confidentiality and non-use provisions in Article 9) need not be resolved through the procedure described in this Article 13 but may be immediately brought in a court of competent jurisdiction.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14. Miscellaneous.

14.1 Complete Agreement; Modification. This Agreement constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof; and any and all prior mutual agreements (including without limitation the Original Agreement) respecting the subject matter hereof, either written or oral, expressed or implied, are superseded hereby, merged and canceled, and are null and void and of no effect, except for Addendum No. 1 to License Agreement between Immune Design and IDRI dated *** (“Addendum No. 1”), which shall remain in full force and effect. No amendment or change hereof or addition hereto will be effective or binding on either of the Parties hereto unless reduced to writing and duly executed on behalf of both Parties. It is the intention of the Parties that this Second Amended and Restated License Agreement shall not have an adverse effect on the sublicenses granted to *** and its affiliates under the agreements with *** referenced in Addendum No. 1. To the extent any provisions under this Second Amended and Restated License Agreement would have an adverse effect on such sublicenses, they shall not be applicable and, instead, the applicable provisions of the Original Agreement shall apply to *** sublicenses.

14.2 Governing Law. Resolution of all disputes arising out of or related to this Agreement or the performance, enforcement, breach or termination of this Agreement and any remedies relating thereto, will be governed by and construed under the substantive laws of the State of Washington, without regard to conflicts of law rules requiring the application of different law.

14.3 Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint venturers for any purpose as a result of this Agreement or the transactions contemplated thereby. At no time will any Party make commitments or incur any charges or expenses for or in the name of the other Party.

14.4 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except a Party may make such an assignment without the other Party’s consent to an affiliate or to a successor to substantially all of the business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction. Any permitted assignment will be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 14.4 will be null and void and of no legal effect.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.5 Notices. Any notices given under this Agreement will be in writing, addressed to the Parties at the following addresses, and delivered by person, by facsimile, or by a reputable international courier service. Any such notice will be deemed to have been given as of the day of personal delivery, one (1) day after the date sent by facsimile service or on the day of successful delivery to the other Party confirmed by the courier service.

For Immune Design:	Immune Design Corp. 601 Gateway Boulevard, Suite 250 South San Francisco, CA 94080 Attention: Stephen Brady, EVP, Strategy & Finance

With a copy to:	Hogan Lovells US LLP 100 International Drive, Suite 2000 Baltimore, MD 21202 Attention: Asher M. Rubin Fax: 410-659-2701

For IDRI:	Infectious Disease Research Institute Attention: General Counsel 1616 Eastlake Avenue E, Suite 400 Seattle, Washington 98102 Fax: 206-381-3678

14.6 Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall mean conditions beyond the control of the Parties, including without limitation, an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).

14.7 No Strict Construction; Headings. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.8 Severability. In the event that any provision of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement will remain in full force and effect without said provision. In such event, the Parties will in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which will most nearly approximate the intent of the Parties in entering this Agreement.

14.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be an original and both will constitute together the same document. Counterparts may be signed and delivered by facsimile or other electronic means, each of which will be binding when sent.

14.10 No Third Party Beneficiaries. None of the provisions of this Agreement shall be enforceable by any person or entity who is not a party to this Agreement.

14.11 Interpretation. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All terms defined in this Agreement in the singular shall have equivalent meaning when used in the plural and vice versa. Every defined term includes all synonymous grammatical variations of such term. The words “including,” “include,” and “includes” and the phrases “such as,” and “for example,” and the equivalents of such words and phrases shall be deemed to be followed by “without limitation.” Unless otherwise expressly stated or indicated, the words “herein,” “hereunder,” “hereby,” “hereof,” “hereto,” and the like refer to this Agreement as a whole and not any particular paragraph or Section in which such words appear. The phrases “by IDRI,” “by Immune Design,” “by a Party,” and the like shall be deemed to be followed by “or on behalf of.”

[Signature Page Follows]

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IN WITNESS WHEREOF, Immune Design and IDRI have executed this Agreement by their respective duly authorized representatives, to be effective as of the Effective Date, except as otherwise specified herein as to provisions effective as of the Second Restated Effective Date.

IMMUNE DESIGN CORP.		INFECTIOUS DISEASE RESEARCH INSTITUTE

By:	/s/ Carlos V. Paya	By:	/s/ Erik Iverson

Name:	Carlos V. Paya	Name:	Erik Iverson

Title:	President and Chief Executive Officer	Title:	President, Business and Operations

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LICENSE AGREEMENT

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Exhibit A-1

Licensed GLA Patents Existing as of ***

***

Exhibit A-1 - 1

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A-2

Licensed SLA Patents Existing as of ***

***

Exhibit A-2 - 1

*** INDICATES TWO PAGES OF MATERIAL THAT WERE OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

Wiring Instructions

***

Exhibit B - 1

*** INDICATES ONE PAGE OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit C

MTA Terms

***

Exhibit C - 1

*** INDICATES FIVE PAGES OF MATERIAL THAT WERE OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit D

Synthetic ***

***

Exhibit D - 1

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Exhibit E

Permitted Manufacturers

***

Exhibit E - 1

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Exhibit F

IDRI Patent Prosecution Countries

***

Exhibit F - 1

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Schedule 1

Exclusive Fields

***

Schedule 1 - 1

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Schedule 2

Permitted Research Activities

***

Schedule 2 - 1

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Schedule 3

Licensed Formulations

***

Schedule 3 - 1

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Schedule 4

Option Criteria

***

Schedule 4 - 1

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